As filed with the Securities and Exchange Commission on December 20, 2005

Securities Act File No. 333-124980

Investment Company Act File No. 811-21767

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2 (CHECK APPROPRIATE BOX OR BOXES)

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 2

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 2

Alternative Investment Partners Absolute Return Fund

(Exact name of Registrant as specified in Charter)

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (610) 260-7600

Amy R. Doberman, Esq.

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, NY 10020

(Name and address of agent for service)

COPY TO:

Leonard B. Mackey, Jr., Esq.

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10019

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box)

☒ when declared effective pursuant to section 8 (c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee*
Shares of Beneficial Interest	500,000	$1,000.00	$500,000,000	$58,850

(1)	Estimated solely for purposes of calculating the registration fee.
*	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND

PROSPECTUS

                         , 2006

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, Pennsylvania 19428-2881

(610) 260-7600

Investment Objective. The Fund is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek capital appreciation.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public Offering Price	$1,000	$500,000,000
Sales Load(1)	$20	$10,000,000
Proceeds to the Fund(2)	$1,000	$500,000,000

(1)	Generally, the stated minimum initial investment in the Fund is $100,000, which stated minimum may be reduced for certain investors. Investors purchasing Shares may be charged a sales load of up to 2% of the Investor’s subscription. The table assumes the maximum sales load is charged. Investments of $100,000 - $500,000 will be subject to a sales load of 2%; investments of $500,001 - $1,000,000 will be subject to a sales load of 1.5%; investments of $1,000,001 - $5,000,000 will be subject to a sales load of 1%; and investments of more than $5,000,000 will not be subject to a sales load. The Distributor and/or a Selling Agent (each as defined below) may, in its discretion, waive the sales load for certain investors. In addition, purchasers of Shares in conjunction with certain “wrap” fee, asset allocation or other managed asset programs sponsored by an investment adviser, including an affiliate of the Adviser, or Morgan Stanley and its affiliates (including the Adviser) and the directors, partners, principals, officers and employees of Morgan Stanley and its affiliates may not be charged a sales load. See “Plan of Distribution.”
(2)	Assumes all shares currently registered are sold in the continuous offering. Shares will be offered during an initial public offering period at the offering price, plus any applicable sales load, and in a continuous offering thereafter at the Fund’s then current net asset value, plus any applicable sales load, as described herein.

The Fund is offering on a continuous basis up to 500,000 shares of beneficial interest (“Shares”). [Morgan Stanley Distribution, Inc.] [Van Kampen Funds Inc.] (the “Distributor”) acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Distributor may enter into selected dealer agreements with various brokers and dealers (“Selling Agents”), some of which are affiliates of the Fund, that have agreed to participate in the distribution of the Fund’s Shares. Shares will be sold only to Eligible Investors (as defined herein). Shares will not be listed on any securities exchange. The Fund expects to pay organizational and offering costs of approximately $450,000 from the proceeds of the offering. See “Plan of Distribution.”

Investment Portfolio. The Fund invests substantially all its assets in private investment funds (commonly referred to as hedge funds) that are managed by a select group of alternative investment managers that employ different “absolute return” investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. “Absolute Return” refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt and other markets. “Absolute return” investment strategies allow Investment Managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. These strategies are in contrast to the investment programs of “traditional” registered

-i-

investment companies, such as mutual funds. Absolute return strategies can be contrasted with “relative return strategies” which generally seek to outperform a corresponding benchmark equity or fixed income index. The Fund seeks attractive “risk-adjusted” returns, which are returns adjusted to take into account the volatility of those returns. The Fund intends to invest in private investment funds that employ the following principal strategies: relative value strategies, security selection strategies, special credit strategies and directional strategies. For a further discussion of the Fund’s principal investment strategies, see “Investment Program.”

Risk Factors and Restrictions on Transfer. Investing in Shares involves a high degree of risk. See “Risk Factors” beginning on page         . With very limited exceptions, Shares are not transferable and liquidity will be provided only through repurchase offers, which may be made from time to time by the Fund as determined by the Fund’s Board of Trustees in its sole discretion. See “Repurchases and Transfers of Shares.”

Management Fee. The Fund pays the Adviser (as defined herein) a monthly management fee computed at the annual rate of 1.50% of the Fund’s net asset value as of the last business day of the month (before any repurchase of Shares). See “Management of the Fund.”

Shareholder Servicing Fee. The Fund will pay the Distributor and each Service Agent (as hereinafter defined) that enters into a Shareholder Servicing Agreement with the Fund a quarterly shareholder servicing fee at the annual rate of 0.25% of the net asset value of the outstanding Shares beneficially owned by customers of the Distributor or the Service Agent.

Eligible Investors. Shares are being sold only to investors that represent that they are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. The Distributor and/or any Selling Agent may impose additional eligibility requirements for investors who purchase shares through the Distributor or such Selling Agent. The minimum initial investment in the Fund by any investor is $100,000 and the minimum additional investment in the Fund by any investor is $50,000. The Fund may modify these minimums from time to time. Investors may only purchase their shares through the Distributor or through a Selling Agent. The Fund is not designed for tax-exempt investors.

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information (“SAI”) dated                     , 2006, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing to the Fund c/o Alternative Investment Partners, One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428 or by calling (610) 260-7600. The table of contents of the SAI appears on page          of this Prospectus. The SAI, and other information about the Fund, is also available on the SEC’s website (http://www.sec.gov). The address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Shares in any state or other jurisdiction where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

[Morgan Stanley Distribution, Inc.]

[Van Kampen Funds Inc.]

STRUCTURAL DIAGRAM

This diagram and the accompanying text are intended as a simplified illustration of the Fund’s structure and investment program. Please refer to the body of this Prospectus for a more complete explanation of each, as well as details regarding the fees, expenses and risks to which an investment in Shares of the Fund are subject.

[DIAGRAM]

As further described in the body of this Prospectus, the Investment Funds (as defined herein) in which the Fund invests are commonly referred to as “hedge funds.” Because the investment strategies implemented by the investment managers to these Investment Funds are “non-traditional” in nature (e.g., not based on long-only portfolios of bonds or equities as are the investment programs of most registered investment companies such as mutual funds), this class of investments is typically referred to as “alternative investments.”

SUMMARY OF TERMS

THE FUND	Alternative Investment Partners Absolute Return Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company.

INVESTMENT PROGRAM	The Fund seeks capital appreciation by investing substantially all its assets in investment funds (“Investment Funds”) managed by third-party investment managers (“Investment Managers”) who employ a variety of “absolute return” investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. “Absolute return” refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt and other markets. “Absolute return” investment strategies allow Investment Managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. These strategies are in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds, which are generally characterized by long-only investments and limits on the use of leverage. Absolute return strategies can be contrasted with “relative return strategies” which generally seek to outperform a corresponding benchmark equity or fixed income index. Because Investment Funds following absolute return investment strategies (whether hedged or not) are often described as “hedge funds,” the Fund’s investment program can be broadly referred to as a fund of hedge funds. The Fund seeks attractive “risk-adjusted” returns, which are returns adjusted to take into account the volatility of those returns.

Investment Funds are commingled asset pools that are often aggressively managed and that offer their securities privately without registration under the Securities Act of 1933, as amended (the “1933 Act”), in large minimum denominations (often over $1 million) to a limited number of high net worth individual and institutional investors. Investment Funds are typically not registered as investment companies under the 1940 Act. The general partners or investment advisers of these Investment Funds, which are typically structured as limited partnerships or limited liability companies, are usually compensated through asset-based fees and incentive-based allocations. Through the selection and ongoing monitoring of Investment Funds, the Fund seeks to achieve capital appreciation that is neither highly correlated with fixed income or equity indices nor disproportionately influenced by the performance of any single Investment Fund. In addition, by investing in a number of Investment Funds and spreading risks among them, the Fund seeks to achieve the desired capital appreciation with lower volatility than likely would be achieved by investing with most individual Investment Funds. Investing in a number of Investment Funds involves additional costs. The Fund may seek to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions, such as total return swaps, options and futures. See “Types of Investments and Related Risks — Investment Related Risks — Risks of Securities Activities — Swap Agreements.”

The Adviser (as hereinafter defined) is responsible for the allocation of assets to various Investment Funds, subject to policies adopted by the Fund’s Board of Trustees. These Investment Funds (including unregistered investment funds and registered investment companies) will generally have investors other than the Fund.

The Adviser allocates Fund assets among the Investment Funds that, in its view, represent attractive investment opportunities. Allocation depends on the Adviser’s assessment of the likely returns of various absolute return investment strategies that the Investment Funds utilize and the likely correlation among the investment strategies under consideration. The Adviser seeks to invest substantially all of the Fund’s assets in Investment Funds whose expected risk-adjusted returns are deemed attractive and likely to have limited correlations among each other or with fixed income or equity indices. The Adviser periodically reallocates the Fund’s investments among Investment Funds in order to increase the Fund’s expected risk-adjusted return.

The Adviser and its personnel use a wide range of resources, including its well-established network, to identify attractive Investment Funds and promising investment strategies for consideration in connection with investments by the Fund. To narrow the set of Investment Funds and investment strategies initially identified for consideration, the Adviser screens Investment Funds and investment strategies according to criteria that include both quantitative measures such as past performance and systematic risk exposures, to the extent that data is available, and qualitative factors such as the reputation, experience and training of the Investment Manager, and the ability of the Investment Manager to articulate a coherent investment philosophy and risk control process. Following the initial screening process, the Adviser conducts further review of the Investment Funds that it considers likely to generate superior, risk-adjusted returns consistent with the Adviser’s views at that time as to both the most attractive strategy types and the needs of the Fund’s existing portfolio. On an ongoing basis, the Adviser conducts similar, periodic reviews with respect to Investment Funds in which the Fund has invested.

The Adviser’s personnel have extensive experience and expertise with alternative investment strategies and Investment Managers and have evaluated numerous Investment Funds representing many categories of alternative investments and utilizing various investment strategies. They also have extensive experience in directly managing alternative investment strategies. The Adviser believes that this combination of evaluation expertise and direct investment experience enables it to understand the opportunities and risks associated with investing in Investment Funds.

The Adviser typically endeavors to limit the exposure to any one type of investment strategy to less than 35% of the Fund’s net assets (measured over time and subject to underlying Investment Funds’ liquidity constraints) and to limit investments in any one Investment Fund to no more than 15% of the Fund’s net assets (measured at the time of purchase); however, the Adviser is likely to exceed these targets for some period of time during the first 12 months of the Fund’s operations. The Adviser limits Fund investments in any one Investment Fund to less than 5% of an Investment Fund’s outstanding voting securities.

The Investment Funds in which the Fund invests are not subject to the Fund’s investment restrictions and, unless registered under the 1940 Act, are generally subject to few investment limitations. The Fund may invest temporarily in high quality fixed income securities and money market instruments or may hold cash or cash equivalents pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Shares or for other purposes.

POTENTIAL BENEFITS OF INVESTING IN THE FUND	An investment in the Fund enables investors to invest with Investment Managers whose services generally are not available to the investing public or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables investors to invest with a number of Investment Managers without incurring the high minimum investment requirements that Investment Managers typically would impose on investors. Investment Funds in which the Fund may invest also may close from time to time. If the Fund has previously invested in an Investment Fund that has closed, an investor would nevertheless be able to invest indirectly in such Investment Fund by investing in the Fund.

In addition to benefiting from the Investment Managers’ individual investment strategies, the Fund as a whole should achieve the benefits of exposure to a number of different investment styles and Investment Managers. By investing through multiple Investment Managers and spreading risks among them, the Fund may reduce the volatility inherent in a direct investment with a single Investment Manager.

THE OFFERING	The Fund is offering on a continuous basis through [Morgan Stanley Distribution, Inc.] [Van Kampen Funds Inc.] (the “Distributor”) $500,000,000 of shares of beneficial interest (“Shares”). Shares will be offered during an initial public offering period at an initial offering price of $1,000 per Share, plus any applicable sales load, and in a continuous offering thereafter at the Fund’s then current net asset value per Share, plus any applicable sales load. The Distributor may enter into selected dealer agreements with various brokers and dealers (“Selling Agents”) that have agreed to participate in the distribution of the Fund’s Shares. See “Plan of Distribution.” The initial closing date for subscriptions for Shares will be on or about [ ], 2006 (the “Initial Closing Date”). Subsequent to the Initial Closing Date, Shares may be purchased on a monthly basis from the Distributor or a Selling Agent at the Fund’s then current net asset value per Share plus any applicable sales load. See “Calculation of Net Asset Value.”

Investors purchasing Shares in the Fund (“Shareholders”) may be charged a sales load of up to 2% of the amount of the investor’s purchase. Investments of $100,000 - $500,000 will be subject to a sales load of 2%; investments of $500,001 - $1,000,000 will be subject to a sales load of 1.5%; investments of $1,000,001 - $5,000,000 will be a sales load of 1%; and investments of more than $5,000,000 will not be subject to a sales load. The Distributor and/or a Selling Agent may, in its sole discretion, waive the sales load for certain investors. In addition, purchasers of Shares in conjunction with certain “wrap” fee, asset allocation or other managed asset programs sponsored by an investment adviser, including an affiliate of the Adviser, or Morgan Stanley and its affiliates (including the Adviser) and the directors, partners, principals, officers and employees of the Adviser and its affiliates may not be charged a sales load.

BOARD OF TRUSTEES	The Fund has a Board of Trustees (each, a “Trustee” and, collectively, the “Board of Trustees”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser. See “Management of the Fund.”

THE ADVISER	Morgan Stanley AIP GP LP serves as the Fund’s investment adviser (the “Adviser”). The Adviser, a limited partnership formed under the laws of the State of Delaware, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The day-to-day portfolio management, short-term cash management and operations of the Fund are the responsibility of John S. Coates, Co-Business Group Head of Morgan Stanley AIP, Mustafa A. Jama, who serves as Chief Investment Officer, Liquid Markets, Jerome B. Baesel, Senior Investment Adviser and Portfolio Manager, George A. Shows, Portfolio Manager, José F. González-Heres, Portfolio Manager, Paresh Bhatt, Portfolio Manager, and Richard J. Papetti, Portfolio Manager, subject to oversight by the Board of Trustees. See “Management of the Fund.”

The Adviser is an affiliate of Morgan Stanley. Morgan Stanley is a premier global financial services firm with leading market positions in investment banking, research and capital markets, asset management and credit services.

MANAGEMENT FEE	In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly fee of 0.125% (1.50% on an annualized basis) of the Fund’s month end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month. The Management Fee is in addition to the asset-based fees and incentive allocations charged by the Investment Funds and indirectly paid by investors in the Fund. See “Management Fee.”

SHAREHOLDER SERVICING FEE	The Fund will pay the Distributor and each financial institution, broker-dealer and other industry professional that enters into a Shareholder Servicing Agreement with the Fund (collectively, “Service Agents”) a quarterly shareholder servicing fee of 0.0625% (0.25% on an annualized basis) of the net asset value of the outstanding Shares attributable to the Clients of the Distributor or Service Agent who are invested in the Fund through the Distributor’s or Service Agent’s distribution efforts. In exchange for this fee, the Distributor or the Service Agent, as the case may be, will respond to customer inquiries about the Fund, facilitate Fund communications with customers, assist customers in changing account designations or addresses, and assist customers in processing repurchase requests.

ADVISER PAYMENTS	The Adviser may pay additional compensation, out of its own funds and not as an additional charge to the Fund, to selected affiliated or unaffiliated brokers, dealers or other financial intermediaries (including affiliated Selling Agents) (“Intermediaries”) in connection with the sale, distribution and retention of Shares and/or Shareholder servicing. For example, the Adviser may pay compensation to Intermediaries for the purpose of promoting the sale of Shares of the Fund, maintaining balances of Fund Shares, and/or for sub-accounting, administrative or Shareholder processing services. Such payments are made quarterly by the Adviser. The payments made by the Adviser may be based on the net asset value of the Fund as determined by the Adviser. The amount of these payments is determined from time to time by the Adviser and may be substantial. Such additional compensation will not exceed 0.0875% of the average net asset value of the outstanding Shares beneficially owned by customers of an Intermediary over the applicable quarter (0.35% on an annualized basis).

With respect to Intermediaries, these payments are expected to include the following amounts paid by the Adviser from its own funds: an amount not to exceed to 0.35% of the net asset value of the Fund attributable to each client of Morgan Stanley who invests in the Fund. A portion of this payment is expected to be paid through to the professional responsible for the client relationship and/or selling the Fund. This payment may be made as long as a client of an Intermediary is invested in the Fund.

The prospect of receiving, or the receipt of, additional ongoing compensation as described above by Intermediaries, out of the Adviser’s own funds and not as an additional charge to the Fund, may provide such Intermediaries and/or their salespersons with an incentive to favor sales of Shares of the Fund, and funds whose affiliates make similar compensation available, over sales of shares of funds (or other fund investments) with respect to which the Intermediary does not receive additional compensation, or lower levels of additional compensation. The prospect of receiving, or the receipt of, such additional ongoing compensation may provide Intermediaries and/or their salespersons with an incentive to favor recommending that Shareholders maintain their assets in the Fund rather than re-allocate assets to another investment. These payment arrangements, however, will not change the price that an investor pays for Shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Shares of the Fund. See “Adviser Payments.”

FEES AND EXPENSES	The Fund bears all expenses incurred in the business of the Fund, including any charges and fees to which the Fund is subject as an investor in the Investment Funds. The Fund’s organizational expenses will initially be borne by the Adviser. The Fund will reimburse the Adviser for these expenditures through monthly expense allocations credited to or debited against the capital accounts of all Shareholders based on the percentage that a Shareholder’s investment in the Fund bears to the total investments in the Fund by all Shareholders as of the relevant allocation date. Such allocations will occur over a period not to exceed the Fund’s first fiscal year following the Initial Closing Date. The Adviser has agreed to limit the amount of each monthly reimbursement payment by the Shareholders to 0.0333% (0.40% on an annualized basis) of the Fund’s net assets as of the end of each month during such period. If, after the end of such fiscal year, all of the organizational expenses have not been reimbursed to the Adviser from the monthly expense allocations, the Adviser will bear the remaining portion of such expenses. If the Adviser is completely reimbursed before the end of such fiscal year, new Shareholders and existing Shareholders that purchase additional Shares will be allocated a proportional share of the amount previously reimbursed to the Adviser. The Investment Funds will bear all expenses incurred in the business of the Investment Funds. See “Fund Expenses” and “Summary of Fund Expenses.”

State Street Bank and Trust Company (“State Street”), as Fund administrator, performs certain additional administration, accounting and investor services for the Fund. In consideration for these services, the Fund pays State Street an annual fee calculated based upon the average net assets of the Fund, subject to a minimum monthly fee, and will reimburse certain of State Street’s expenses.

CONFLICTS OF INTEREST	The investment activities of the Adviser, the Investment Managers and their affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. An affiliate of the Adviser, as a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities, may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Fund or the Shareholders. See “Conflicts of Interest.”

PURCHASE OF SHARES	The minimum initial investment in the Fund is $100,000. Additional investments in the Fund must be made in a minimum amount of $50,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (as, for example, with respect to key employees, officers or Trustees of the Fund, the Adviser or their affiliates) or with respect to investments in the Fund made by feeder funds affiliated with the Fund.

The Fund may accept initial and additional purchases of Shares as of the first business day of each calendar month. All purchases are subject to the receipt of immediately available funds two business days prior to the applicable purchase date in the full amount of the purchase. The investor must also submit a completed application form ten business days before the applicable purchase date. The Fund reserves the right to reject any purchase of Shares and may suspend the offering of Shares at any time and from time to time.

ELIGIBLE INVESTORS	Each investor will be required to certify that the Shares are being acquired directly or indirectly for the account of an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act. Investors who are “accredited investors” are referred to in this Prospectus as “Eligible Investors.” Existing Shareholders seeking to purchase additional Shares will be required to qualify as “Eligible Investors” at the time of the additional purchase. The Distributor and/or any Selling Agent may impose additional eligibility requirements for investors who purchase Shares through the Distributor or such Selling Agent. The Fund is not designed for tax-exempt investors.

INVESTOR SUITABILITY	An investment in the Fund involves a considerable amount of risk. A Shareholder may lose money. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor’s investment objectives and personal situation and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Investors have no right to require the Fund to redeem their Shares in the Fund. See “Risk Factors—Limited Liquidity.”

UNLISTED CLOSED-END STRUCTURE; LIMITED LIQUIDITY AND TRANSFER RESTRICTIONS	The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

A Shareholder will not be able to redeem his, her or its Shares on a daily basis because the Fund is a closed-end fund. In addition, with very limited exceptions, the Fund’s Shares are not transferable and liquidity will be provided only through limited repurchase offers described below. Such repurchase offers are expected to begin no earlier than January 2007 for the repurchase period ending March 31, 2007. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Risk Factors—Limited Liquidity.”

REPURCHASES OF SHARES BY THE FUND	No Shareholder has the right to require the Fund to redeem his, her or its Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders, and each such repurchase offer will generally apply to up to 15% of the assets of the Fund. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board of Trustees will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that generally, beginning in January 2007 for the repurchase period ending March 31, 2007, it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day). Shareholders will not be able to tender their Shares for repurchase by the Fund prior to the commencement of these repurchase offers, which is expected to begin no earlier than January 2007 for the repurchase period ending March 31, 2007.

If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund will repurchase a pro rata portion of the Shares tendered by each Shareholder. In addition, the Fund has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund’s Agreement and Declaration of Trust. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner. See “Repurchases and Transfers of Shares—No Right of Redemption” and “—Repurchases of Shares.”

SUMMARY OF TAXATION

The following discussion is not intended or written to be used, and cannot be used by any person, for the purpose of avoiding United States federal tax penalties, and was written to support the promotion or marketing of the Fund. Each investor should seek advice based on such person’s particular circumstances from an independent tax advisor.

The Fund intends to operate as a partnership and not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes. The Fund should not be subject to U.S. federal income tax, and each Shareholder is required to account for its distributive share of the Fund’s taxable income or loss. If the Fund were determined to be an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax, and any distributions of profits from the Fund would be treated as dividends. See “Tax Aspects.”

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES	The Fund is not designed for tax-exempt and tax-deferred investors. Because the Investment Funds may use leverage, tax-exempt investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt investors may incur income tax liability to the extent an Investment Fund’s transactions are treated as giving rise to unrelated business taxable income. The Fund is not designed for investment by charitable remainder trusts and, therefore, such trusts may not purchase Shares. See “Tax Aspects.”

REPORTS TO SHAREHOLDERS	The Fund furnishes to Shareholders as soon as practicable after the end of each taxable year information as is required by law to assist the Shareholders in preparing their tax returns. Investment Managers typically experience delays in providing the necessary tax information, thereby causing a delay in the Adviser’s preparation of tax information for investors. This delay will require Shareholders to seek extensions on the time to file their tax returns. The Fund sends Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders also are sent reports on a monthly or quarterly basis regarding the Fund’s operations during each month or quarter.

TERM	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s organizational documents.

RISK FACTORS	An investment in the Fund involves a high degree of risk. These include the risks of:

• loss of capital

•      investing in a fund that has a limited operating history and whose Investment Managers, in some cases, may be newly organized with limited operating histories upon which to evaluate their performance

•      investing in a fund whose performance depends upon the performance of the Investment Managers and selected strategies, the adherence by such Investment Managers to their selected strategies, the instruments used by such Investment Managers and the Adviser’s ability to select Investment Managers and strategies and effectively allocate Fund assets among them

• investing in a fund where the Investment Managers may sell securities short, which involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short

•      investing in a fund where the Investment Managers may invest in securities of non-U.S. issuers, including those located in emerging markets, and in Investment Funds that may be denominated in non-U.S. currencies

• investing in a fund where the Investment Managers may change their investment strategies (i.e., may experience style drift) at any time

• investing in a fund where the Investment Managers may invest without limitation in restricted and illiquid securities

•      investing in a fund where the Investment Managers may invest in equity securities without limitation as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies, the prices of which may be subject to erratic market movements

•      investing in a fund where the Investment Managers may charge asset-based fees and incentive allocations, which may create incentives for Investment Managers to make investments that are riskier or more speculative than in the absence of these fees

•      investing in a fund where an Investment Manager may focus on a particular industry or industries, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries

•      investing in illiquid securities of an unlisted closed-end fund

•      investing in a fund that may borrow money to fund investments in Investment Managers

•      investing in a fund where the Investment Managers may use derivatives for hedging and non-hedging purposes

•      investing in a fund that does not make periodic distributions; investors will be required to pay applicable taxes on their respective share of the Fund’s taxable income

•      investing in a fund that has an Adviser, Investment Managers and Selling Agents who may have conflicts of interests

•      investing in a non-diversified fund that may allocate an unlimited percentage of its assets to the securities of any one issuer.

Because the Fund invests in Investment Funds, investors are subject to additional risks, including:

•      investing in a fund whose underlying Investment Funds generally will not be registered as investment companies under the 1940 Act, and, therefore, the Fund will not be able to avail itself of 1940 Act protections

• investing in a fund whose underlying Investment Managers may not be registered under the Advisers Act

•      investing in a fund whose investors will have no right to receive information about the Investment Funds or Investment Managers, and who will have no recourse against Investment Funds or their Investment Managers

•      investing in a fund that may not be able to invest in certain Investment Funds that are oversubscribed or closed or that may only be able to allocate a limited amount of assets to an Investment Fund that has been identified as an attractive opportunity

•      investing in a fund whose investors will bear two layers of asset-based fees and expenses—one at the Fund level and one at the Investment Fund level—and incentive allocations at the Investment Fund level

•      investing in a fund that invests in a number of Investment Funds, resulting in investment related expenses that may be higher than if the Fund invested in only one Investment Fund

•      investing in a fund where the Investment Managers may receive compensation for positive performance of the relevant Investment Fund in the form of the asset-based fees, incentive allocations and other expenses payable by the Fund as an investor in the relevant Investment Fund, even if the Fund’s overall returns are negative

•      investing in a fund where the Investment Managers make investment decisions independent of the Adviser and each other, which may result in the pursuit of opposing investment strategies or result in performance that correlates more closely with broader market performance

•      investing in a fund whose investments in underlying Investment Funds may be illiquid, possibly requiring the fund to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner

•      investing in a fund many of whose assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate; the valuation of the Fund’s investments in Investment Funds is ordinarily determined based on valuations provided by their Investment Managers, who may face a conflict of interest as such valuations will be used to calculate fees payable to the Investment Manager and the Adviser, and the price at which purchases and repurchases are made

•      investing in a fund that may not be able to vote on matters that require the approval of the investors of an underlying Investment Fund, including a matter that could adversely affect the Fund’s investment in it

•      investing in a fund that, upon its withdrawal of all or a portion of its interest in an Investment Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value

Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and a prospective investor should invest in the Fund only if he, she or it can sustain a complete loss of your investment. See “Risk Factors.”

SUMMARY OF FEES AND EXPENSES

The following table illustrates the fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

TRANSACTION FEES
Maximum sales load (percentage of purchase amount)*	2.00%
Maximum redemption fee	None

ANNUAL FUND EXPENSES (as a percentage of the Fund’s net assets)**
Management Fee	1.50%
Other Expenses***	0.89%
Total Annual Fund Expenses	2.39%

Less Fee Waiver and Expense Reimbursement****	0.14%
Annual Net Expenses	2.25%

*	Generally, the stated minimum initial investment in the Fund is $100,000, which stated minimum may be reduced for certain investors. Investors purchasing Shares may be charged a sales load of up to 2% of the Investor’s subscription. The table assumes the maximum sales load is charged. Investments of $100,000 - $500,000 will be subject to a sales load of 2%; investments of $500,001 - $1,000,000 will be subject to a sales load of 1.5%; investments of $1,000,001 - $5,000,000 will be subject to a sales load of 1%; and investments of more than $5,000,000 will not be subject to a sales load. The Distributor and/or a Selling Agent may, in its discretion, waive the sales load for certain investors. In addition, purchasers of Shares in conjunction with certain “wrap” fee, asset allocation or other managed asset programs sponsored by an investment adviser, including an affiliate of the Adviser, or Morgan Stanley and its affiliates (including the Adviser) and the directors, partners, principals, officers and employees of the Adviser and its affiliates may not be charged a sales load. See “Plan of Distribution.”
**	Does not reflect the management fees, performance allocations and other expenses charged by the Investment Funds. The management fees of the Investment Funds generally range from 1% to 2% annually of the net assets under their management and the performance allocations generally range from 15% to 25% of net profits annually.
***	Estimated for the current fiscal year assuming Fund net assets of $200 million. Includes estimated organizational and offering costs of $450,000 and any Shareholder Servicing Fee payable by the Fund. See “Shareholder Servicing Fee.”
****	The Adviser has contractually agreed to waive and/or reimburse the Fund’s expenses (other than extraordinary expenses) to the extent necessary in order to cap the Fund’s total annual operating expenses at 2.25% for the 12 month period beginning on the Initial Closing Date.

The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “Fund Expenses,” “Management Fee,” “Shareholder Servicing Fee,” and “Subscriptions for Shares.”

EXAMPLE:

You would pay the following fees and expenses (excluding the sales load) on a $1,000 investment, assuming a 5% annual return:*

1 year	3 years	5 years	10 years
$23	$66	$113	$241

Actual expenses may be greater or lesser than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.

*	On an investment of $100,000 the Example would be as follows:

EXAMPLE:

You would pay the following fees and expenses (excluding the sales load) on a $100,000 investment, assuming a 5% annual return:

1 year	3 years	5 years	10 years
$2,250	$6,752	$11,513	$24,651

THE FUND

The Fund, which is registered under the 1940 Act as a closed-end, non-diversified, management investment company, was organized as a Delaware statutory trust on May 12, 2005. The Fund’s principal office is located at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881, and its telephone number is (610) 260-7600. Investment advisory services are provided to the Fund by the Adviser pursuant to the Investment Advisory Agreement. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the individuals who serve on the Board of Trustees. See “Management of the Fund – Board of Trustees.”

USE OF PROCEEDS

The proceeds from the sale of Shares, not including the amount of any sales loads paid by investors and net of the Fund’s fees and expenses, are invested by the Fund to pursue its investment program and objectives as soon as practicable (but not in excess of six months), consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Fund.

STRUCTURE

The Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a “private investment fund,” with those of a registered closed-end investment company. Private investment funds, such as hedge funds, are commingled asset pools that are often aggressively managed and that offer their securities privately without registration under the 1933 Act in large minimum denominations (often over $1 million) to a limited number of high net worth individual and institutional investors. Private investment funds are typically not registered as investment companies under the 1940 Act. The general partners or investment advisers of these funds, which are typically structured as limited partnerships or limited liability companies, are usually compensated through asset-based fees and incentive-based allocations. Registered closed-end investment companies are typically organized as corporations, business trusts, limited partnerships or limited liability companies that generally are managed more conservatively than most private investment funds. These registered companies impose relatively modest minimum investment requirements and publicly offer their shares to a broad range of investors. The advisers to registered closed-end investment companies are typically compensated through asset-based fees.

The Fund is similar to a private investment fund in that it is actively managed and Shares are sold in relatively large minimum denominations to high net worth individual and institutional investors. In addition, the managers of the Investment Funds are typically entitled to receive incentive-based compensation. Unlike many private investment funds, however, the Fund, as a registered closed-end investment company, can offer Shares without limiting the number of Eligible Investors that can participate in its investment program. The structure of the Fund was designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds and without subjecting the Fund to the limitations on the number of Eligible Investors faced by many of those funds.

INVESTMENT PROGRAM

Investment Objective

The Fund seeks capital appreciation principally through investing substantially all of its assets in Investment Funds managed by third-party Investment Managers who employ a variety of “absolute return” investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. “Absolute return” refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt and other markets. “Absolute return” investment strategies allow Investment Managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. These strategies are in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds, which are generally characterized by long-only investments and limits on the use of leverage. Absolute return strategies can be contrasted with “relative return strategies” which generally seek to outperform a corresponding benchmark equity or fixed income index. Because Investment Funds following absolute return investment strategies (whether hedged or not) are often described as “hedge funds,” the Fund’s investment program can be broadly referred to as a fund of hedge funds. The Fund seeks attractive “risk-adjusted” returns, which are returns adjusted to take into account the volatility of those returns.

Through the selection and ongoing monitoring of Investment Funds, the Fund seeks to achieve capital appreciation that is neither highly correlated with fixed income or equity indices nor disproportionately influenced by the performance of any single Investment Fund. In addition, by investing in a number of Investment Funds and spreading risks among them, the Fund seeks to achieve the desired capital appreciation with lower volatility than likely would be achieved by investing with most individual Investment Funds. Investing in a number of Investment Funds involves additional costs.

Investment Philosophy

Traditional registered investment companies, such as mutual funds, generally are subject to significant regulatory restrictions in designing their own investment strategies relating to the use of leverage and the ability to sell securities short. As a registered investment company, the Fund will be subject to such restrictions. By contrast, private, unregistered investment funds, such as the Investment

Funds in which the Fund invests, are not subject to many of these limitations. The Adviser believes that the Fund’s strategy of investing substantially all of its assets in these types of Investment Funds creates opportunities to participate in alternative methods of investing that may earn attractive risk-adjusted returns.

The Adviser intends to invest primarily in Investment Funds that employ the following strategies (among others), which are discussed in more detail below: inefficiencies in the relative pricing of securities (“relative value strategies”), Investment Manager skill and expertise with respect to creating and combining long and short securities selection programs (“security selection strategies”), inefficiencies in commercial financing markets (“specialist credit strategies”) and, on a more limited basis, Investment Manager predictions on the direction of market prices (“directional strategies”). The Adviser believes that a portfolio of alternative investment strategies may produce capital appreciation more consistently and with less volatility than would most individual traditional or alternative investment strategies. The Adviser also believes that the success of an investment program developed around these principles, such as that of the Fund, depends on the Adviser’s ability to successfully perform three key tasks: (1) discovering and developing access to attractive Investment Funds, (2) constructing a portfolio consisting of a number of such Investment Funds, and (3) managing and monitoring the risks of the Fund’s investments in such Investment Funds.

Because alternative investment strategies may be risky, the Adviser believes it is prudent for the Fund to generally invest in these strategies through Investment Funds organized as limited partnerships or other limited liability investment vehicles. This structure limits the effect that losses incurred by any one Investment Fund will have on the assets of the Fund by limiting the Fund’s amount at risk to the amount invested in that Investment Fund. In certain circumstances, however, the Adviser believes that it may be appropriate to gain investment exposure to certain Investment Funds by entering into derivative transactions, such as total return swaps, options and forwards. See “Types of Investments and Related Risks—Investment Related Risks—Risks of Securities Activities—Swap Agreements.”

Investment Strategies

The Adviser intends to invest the assets of the Fund in Investment Funds that employ a variety of alternative investment strategies. As noted above, the Investment Managers to these Funds generally conduct their investment programs through Investment Funds (including unregistered investment funds and registered investment companies) that have investors other than the Fund.

Some examples of the primary investment strategies that the Adviser considers with respect to the Fund are described below:

Relative Value Strategies. Relative value strategies focus on identifying and exploiting spread relationships between pricing components of financial assets or commodities, either with respect to single assets or commodities or groups of assets or commodities whose prices are deemed to move in relation to each other. These strategies seek to avoid assuming any outright market risk, although the risk of loss may be significant if the Investment Manager has incorrectly evaluated the nature or extent of the expected spread relationships or if unexpected, intervening events affect these relationships. There are three distinct relative value strategies:

Convertible Securities Arbitrage strategies seek to exploit anomalies in price relationships between convertible securities and the securities into which they convert.

Merger Arbitrage strategies seek to exploit merger activity to capture the spread between current market values of securities and their values after successful completion of a merger, restructuring or similar corporate transaction.

Statistical Arbitrage strategies seek to use systematic models to build long and short portfolios of securities whose current prices are predicted to increase or decrease based on established statistical relationships.

Other arbitrage strategies seek to exploit anomalies in price spreads between related or similar instruments. These strategies will typically include fixed income, capital structure, mortgage-backed securities and volatility arbitrage.

Security Selection Strategies. Security selection strategies combine long positions and short sales with the aim of benefiting from the Investment Manager’s ability to select investments while offsetting some systematic market risks. Market exposure can vary substantially, leading to a wide range of risk and return profiles. There is, in addition, no guarantee that an Investment Manager will be able to effectively minimize systematic or other risks. Security selection strategies are primarily, though not exclusively, equity-based. There are four distinct security selection strategies:

Long Bias strategies seek to maintain a net long exposure to the market.

No Bias strategies seek to have limited or zero net market exposure.

Short Bias strategies seek to maintain a net short exposure to the market.

Variable Bias strategies seek to be more opportunistic about net market exposure, and have no intention of remaining neutral or maintaining a particular directional bias.

Specialist Credit Strategies. Specialist credit strategies seek to lend to credit-sensitive (generally below investment grade) issuers. Their potential investment edge is derived from the Investment Manager’s expected ability to perform a high level of due diligence and to take advantage of what the Investment Manager discerns to be relatively inexpensive securities. The securities may be inexpensive due to regulatory anomalies or other constraints on traditional lenders (e.g., speed of decision-making processes and disclosure rules). Risk of loss may be significant if the Investment Manager’s credit judgments are incorrect. There are three distinct specialist credit strategies:

Credit Trading strategies seek exposure to credit-sensitive securities, long and/or short, based upon credit analysis of issuers and securities and credit market views.

Distressed Securities strategies seek to invest in companies suffering financial distress. They seek capital appreciation and do not focus on the high-yield nature of the assets.

Private Placement strategies seek to make short-term private placements in companies, usually pursuant to Regulation D under the 1933 Act. Regulation D allows small firms to raise capital very quickly and relatively cheaply. Investment Managers seek to benefit from underpriced equity options often embedded in the financing transaction.

Directional Strategies. Directional trading strategies are based upon speculating on the direction of market prices of currencies, commodities, equities, and bonds in the futures and cash markets. Investment horizons vary considerably, but a key characteristic of the strategies is that Investment Managers can normally reverse their market view as they see a situation unfold. Some Investment

Managers rely on model-based systems to generate buy and sell signals. Others use a more subjective approach, ultimately using their own discretionary judgment in implementing trades. Risk of loss may be significant if the Investment Manager’s judgment is incorrect as to the direction, timing or extent of expected market moves. Strategies include, for example, macro trading, tactical asset allocations, and commodity trading activities. At this time, the Adviser does not intend to invest in directional strategies to a significant extent, but may do so in the future.

Investment Selection

The Adviser is responsible for the allocation of assets to various Investment Funds, subject to policies adopted by the Board of Trustees.

The Adviser selects opportunistically from a wide range of Investment Funds in order to create a broad-based portfolio of such funds while seeking to invest in compelling investment strategies and with promising Investment Managers at optimal times.

The Adviser and its personnel use a wide range of resources to identify attractive Investment Funds and promising investment strategies for consideration in connection with investments by the Fund. These resources include, but are not limited to, the experience of the Adviser’s personnel and their contacts with Investment Managers, academics and prime-broker groups, the Adviser’s global network, conferences and seminars, contacts with selected family offices and investors in other funds managed by the Adviser or its affiliates, academic journals and database research and ideas generated from within the Adviser.

To narrow the set of Investment Funds and investment strategies initially identified for consideration, the Adviser conducts ongoing analysis of Investment Managers and investment strategies. The Adviser’s criteria include both quantitative measures such as past performance and systematic risk exposures, to the extent that data is available, and qualitative factors such as the reputation, experience and training of the Investment Manager, and the ability of the Investment Manager to articulate a coherent investment philosophy and risk control process.

The Adviser expects that only a few Investment Funds will be deemed sufficiently interesting to warrant further review after the initial analysis. Following this analysis, the Adviser conducts extensive due diligence on the Investment Funds that it considers likely to generate superior, risk-adjusted returns consistent with the Adviser’s views at that time as to both the most attractive strategy types and the needs of the Fund’s existing portfolio. The due diligence process typically, but not in every case, includes meetings with the Investment Manager to seek to understand the Manager’s investment strategy, investment philosophy and portfolio construction procedures. The due diligence process seeks to identify the types of securities and other instruments held or techniques utilized and to confirm the presence of and adherence to an investment and risk control process. The due diligence process also typically includes quantitative analysis of the investment strategy, including an analysis of past performance history and risk factors.

If the Adviser’s assessment of the abilities of the Investment Manager and the attractiveness of the investment strategy employed by the Manager are sufficiently positive, then further due diligence typically will be performed. The additional diligence generally involves an analysis of the operational and legal structure of the Investment Fund and background investigations of the Investment Manager. The Investment Manager’s fee structure, the depth and quality of the Investment Manager’s organization, the legal terms and conditions of the Investment Fund’s governing documents, the potential for developing and maintaining a long-term relationship with the Investment Manager and the likely alignment of interests between the Investment Fund, its Investment Manager and the Fund are examples of factors that the Adviser typically investigates.

The Adviser’s personnel have extensive experience and expertise with alternative investment strategies and Investment Managers and have evaluated numerous Investment Funds representing many categories of alternative investments and utilizing various investment strategies. They also have extensive experience in directly managing alternative investment strategies. The Adviser believes that this combination of evaluation expertise and direct investment experience enables it to understand the opportunities and risks associated with investing in the Investment Funds. For a more complete description of the experience of the personnel of the Adviser who are principally responsible for the management of the Fund, see “The Adviser.”

Portfolio Construction

The Adviser allocates Fund assets among the Investment Funds that, in its view, represent attractive investment opportunities. Allocation depends on the Adviser’s assessment of the likely risks and returns of various investment strategies that the Investment Funds utilize. The Adviser seeks to invest substantially all of the Fund’s assets in Investment Funds whose expected risk-adjusted returns are deemed attractive and likely to have limited correlations among each other or with fixed income or equity indices. The Adviser periodically reallocates the Fund’s investments among Investment Funds in order to increase the Fund’s expected risk-adjusted return.

While the Fund is a “non-diversified” fund under the 1940 Act, the Adviser believes it is important to maintain a broad-based portfolio in order to reduce the effect on the Fund of losses or poor returns by any one Investment Fund. There is no guarantee, however, that the Fund will be able to avoid substantial losses due to poor returns by an Investment Fund. The Adviser typically endeavors to limit the exposure to any one type of investment strategy to less than 35% of the Fund’s net assets (measured over time and subject to underlying Investment Funds’ liquidity constraints) and to limit investments in any one Investment Fund to no more than 15% of the Fund’s net assets (measured at the time of purchase); however, the Adviser may exceed these targets during the first 12 months of the Fund’s operations. The Adviser limits Fund investments in any one Investment Fund to less than 5% of an Investment Fund’s outstanding voting securities.

Investment Funds in which the Fund invests are not subject to the Fund’s investment restrictions and, unless registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act or the Code (as hereinafter defined). Therefore, the Fund is not entitled to the protections of the 1940 Act with respect to the Investment Funds.

For example, the Investment Funds are not required to, and may not, hold custody of their assets in accordance with the requirements of the 1940 Act. As a result, bankruptcy or fraud at institutions, such as brokerage firms, banks, or administrators, into whose custody those Investment Funds have placed their assets could impair the operational capabilities or the capital position of the Investment Funds and may, in turn, have an adverse impact on the Fund. In addition, the Investment Managers of the Investment Funds may not be registered as investment advisers under the Advisers Act.

The Fund may invest temporarily in high quality fixed income securities, money market instruments and money market funds or may hold cash or other cash equivalents pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Shares or for other purposes.

Risk Management and Monitoring of Investments

As noted above, unregistered investment funds typically have greater flexibility than traditional registered investment companies as to the types of securities the unregistered funds hold, the types of trading strategies used, and, in some cases, the extent to which leverage is used. The Investment Managers selected by the Fund have full discretion, without the Fund’s input, to purchase and sell securities and other investments for their respective Investment Funds consistent with the relevant investment advisory agreements, partnership agreements or other governing documents of the Investment Funds. The Investment Funds are generally not limited in the markets in which they invest, either by location or type, such as U.S. or non-U.S., large capitalization or small capitalization, or the investment discipline that they may employ, such as value or growth or bottom-up or top-down analysis. These Investment Funds may invest and trade in a wide range of securities and other financial instruments and may pursue various investment strategies and techniques for both hedging and non-hedging purposes. Although the Investment Funds will primarily invest and trade in equity and debt securities, they may also invest and trade in equity-related instruments, currencies, financial futures, and debt-related instruments. The Investment Funds may also sell securities short, purchase and sell option and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Prospectus. The use of one or more of these techniques may be an integral part of the investment program of an Investment Fund, and involves certain risks. The Investment Funds may use leverage, which also entails risk. See “Types of Investments and Related Risks.”

The Adviser monitors the risks of individual Investment Funds and of the portfolio in the aggregate. The primary goal of this process with respect to individual Investment Funds is to determine the degree to which the Investment Funds are performing as expected and to gain early insight into factors that might call for an increase or decrease in the allocation of the Fund’s assets among those funds. With respect to aggregate portfolio monitoring, the Adviser endeavors to monitor, to the best of its ability, the Fund’s aggregate exposures to various alternative investment strategies and to various aggregate risks. The Adviser may use futures, options, swaps or other instruments to balance the overall mix and/or manage risk, subject to certain limitations contained in the 1940 Act.

The Adviser monitors the operation and performance of an Investment Fund as frequently as the Adviser believes is appropriate in light of the strategy followed by the Investment Manager and prevailing market conditions. The Adviser solicits such information from the Investment Manager and other sources, such as prime brokers, that the Adviser deems necessary to properly assess the relative success or failure of an Investment Fund. Prime brokers typically are large full-service brokerages that provide clients with research-related goods and services and support infrastructure to engage in various trading strategies. Morgan Stanley, as prime broker, may be privy to non-public information about the performance of an Investment Fund, which it generally would not disclose to the Adviser, the Fund or Shareholders without express permission to do so. Accordingly, Shareholders may not know important information that could result in a deterioration in the Fund’s performance notwithstanding that certain affiliates or entities within Morgan Stanley will have such information. The Adviser conducts reviews with Investment Managers and the Adviser’s network and analyses of data, such as quality control charts. Changes in personnel, market behavior, expenses, litigation, capital resources, economic conditions and other factors may be monitored, as appropriate and to the extent the information is available to the Adviser.

Based on the Adviser’s assessment of factors such as (i) the degree to which the Investment Manager is pursuing an investment strategy consistent with its stated policy; (ii) whether and to what degree the focus, incentives and investment strategy of the Investment Manager have changed; and (iii) whether the investment strategy employed remains consistent with the objectives of the Fund, the Adviser may periodically adjust the Fund’s allocations among Investment Funds.

TYPES OF INVESTMENTS AND RELATED RISKS

General

The value of the Fund’s total net assets may be expected to fluctuate in response to fluctuations in the value of the Investment Funds in which the Fund invests. Discussed below are the investments generally made by Investment Funds and the principal risks that the Adviser and the Fund believe are associated with those investments. These risks will, in turn, have an effect on the Fund.

Investment Related Risks

General Economic and Market Conditions. The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund’s investments. Unexpected volatility or liquidity could impair the Fund’s profitability or result in its suffering losses.

Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forwards, futures and other derivative contracts in which an Investment Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Intervention often is intended directly to influence prices and may, together with other factors, cause all such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. An Investment Fund also is subject to the risk of the failure of any exchanges on which its positions trade or of their clearinghouses.

The Fund may take a position in Investment Funds that invest in the publicly traded and privately placed equity or other securities of companies in the information technology and Internet sectors. These investments are subject to inherent market risks and fluctuations as a result of company earnings, economic conditions and other factors beyond the control of the Adviser. The public equity markets have in the past experienced significant price volatility, especially in the technology sector.

Risks of Securities Activities. All securities investing and trading activities risk the loss of capital. Although the Adviser will attempt to moderate these risks, no assurance can be given that the Fund’s investment activities will be successful or that Shareholders will not suffer losses. To the extent that the portfolio of an Investment Fund is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision made by the Investment Manager of such Investment Fund is increased. Following below are some of the more significant risks that the Adviser and the Fund believe are associated with the Investment Funds’ styles of investing:

Equity Securities. Investment Funds may hold long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Investment Funds also may invest in depositary receipts or shares relating to non-U.S. securities. See “Non-U.S. Securities.” Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced. Investment Funds may purchase securities in all available securities trading markets and may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. See “Smaller Capitalization Issuers.”

Bonds and Other Fixed Income Securities. Investment Funds may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. Investment Funds will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government securities”) or by a non-U.S. government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Investment Funds may invest in fixed income securities rated investment grade or non-investment grade (commonly referred to as junk bonds) and may invest in unrated fixed income securities. Non-investment grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Mortgage-Backed Securities. Investment Funds may invest in mortgage-backed securities. The investment characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments on mortgage-backed securities are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The adverse effects of prepayments may indirectly affect the Fund in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster than expected actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Investment Funds may have entered into for these investments, resulting in a loss to the Investment Fund. In particular, prepayments (at par) may limit the potential upside of many mortgage-backed securities to their principal or par amounts, whereas their corresponding hedges often have the potential for large losses.

The Investment Funds may also invest in structured notes, variable rate mortgage-backed securities, including adjustable-rate mortgage securities (“ARMs”), which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation (“CMO”) derivatives, the rate of interest payable under which varies with a designated rate or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and which also interact in a complex fashion with prepayment risks.

Non-U.S. Securities. Investment Funds may invest in securities of non-U.S. issuers and in depositary receipts or shares (of both a sponsored and non-sponsored nature), such as American Depositary Receipts, American Depositary Shares, Global Depositary Receipts or Global Depositary Shares (referred to collectively as “ADRs”), which represent indirect interests in securities of non-U.S.

issuers. Sponsored depositary receipts are typically created jointly by a foreign private issuer and a depositary. Non-sponsored depositary receipts are created without the active participation of the foreign private issuer of the deposited securities. As a result, non-sponsored depositary receipts may be viewed as riskier than depositary receipts of a sponsored nature. Non-U.S. securities in which Investment Funds may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets. Investments in non-U.S. securities are subject to risks generally viewed as not present in the United States. These risks include: varying custody, brokerage and settlement practices; difficulty in pricing of securities; less public information about issuers of non-U.S. securities; less governmental regulation and supervision over the issuance and trading of securities than in the United States; the lack of availability of financial information regarding a non-U.S. issuer or the difficulty of interpreting financial information prepared under non-U.S. accounting standards; less liquidity and more volatility in non-U.S. securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in non-U.S. countries. Moreover, governmental issuers of non-U.S. securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in non-U.S. countries typically also involves higher brokerage and custodial expenses than does investment in U.S. securities.

Other risks of investing in non-U.S. securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other non-U.S. or U.S. laws or restrictions, or devaluations of non-U.S. currencies. A decline in the exchange rate would reduce the value of certain of an Investment Fund’s non-U.S. currency denominated portfolio securities irrespective of the performance of the underlying investment. An Investment Fund may also incur costs in connection with conversion between various currencies. In addition, certain Investment Funds may be denominated in non-U.S. currencies. Subscription amounts contributed by the Fund for investment in such an Investment Fund will be converted immediately by the relevant Investment Manager from U.S. Dollars into the applicable foreign currency at the then applicable exchange rate determined by and available to the Investment Manager. In certain cases, depending on the applicable circumstances, the exchange rate obtained by the Investment Manager may be less advantageous to the Fund than other rates available to the Fund directly.

The risks associated with investing in non-U.S. securities may be greater with respect to those issued by companies located in emerging industrialized or less developed countries. Risks particularly relevant to emerging markets may include higher dependence on exports and the corresponding importance of international trade, greater risk of inflation, greater controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in and control over the economies, governmental decisions to cease support of economic reform programs or to impose centrally planned economies, and less developed corporate laws regarding fiduciary duties of officers and Trustees and protection of investors.

An Investment Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving an Investment Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by an Investment Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when an Investment Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Investment Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an Investment Fund’s existing holdings of non-U.S. securities. Imperfect correlation may exist, however, between an Investment Fund’s non-U.S. securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may be used for non-hedging purposes in seeking to meet an Investment Fund’s investment objective, such as when the Investment Manager to an Investment Fund anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund’s investment portfolio.

Generally, Investment Funds are subject to no requirement that they hedge all or any portion of their exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

Smaller Capitalization Issuers. Investment Funds may invest in smaller capitalization companies, including micro cap companies. Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

Distressed Securities. Certain of the companies in whose securities the Investment Funds may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. An Investment Fund’s investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which an Investment Fund may invest may be less than investment grade (commonly referred to as junk bonds), which may result in the Fund’s experiencing greater risks than it would if investing in higher rated instruments.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund’s net asset value may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification. The Fund will, however, endeavor to limit investments in any single Investment Fund to 15% of the Fund’s net assets (measured at the time of purchase). The Adviser believes that this approach helps to reduce the Fund’s overall investment risk. An Investment Manager may focus on a particular industry or industries, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

Leverage. Some or all of the Investment Funds may make margin purchases of securities and, in connection with these purchases, borrow money from brokers and banks for investment purposes. This practice, which is known as “leverage,” is speculative and involves certain risks. The Fund may borrow money in connection with its investment activities, for cash management purposes, to fund the repurchase of Shares or for temporary or emergency purposes. In general, the use of leverage by Investment Funds or the Fund may increase the volatility of the Investment Funds or the Fund.

Trading equity securities on margin involves an initial cash requirement representing at least a percentage of the underlying security’s value. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. Although leverage will increase investment return if an Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease the return on an Investment Fund if the Investment Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Investment Funds. In the event that an Investment Fund’s equity or debt instruments decline in value, the Investment Fund could be subject to a “margin call” or “collateral call,” under which the Investment Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Investment Fund’s assets, the Investment Fund might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Investment Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This requirement means that the value of the investment company’s total indebtedness may not exceed one-third the value of its total assets (including the indebtedness). The Adviser anticipates the Fund may incur indebtedness from time to time to a limited extent such that the Fund would have asset coverage of at least 400% of its indebtedness. The Asset Coverage Requirement does not apply to Investment Funds. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds and the volatility of the value of Shares may be great.

In seeking “leveraged” market exposure in certain investments and in attempting to increase overall returns, an Investment Fund may purchase options and other synthetic instruments that do not constitute “indebtedness” for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and may, in some cases, involve significant risks of loss.

Short Sales. An Investment Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that its Investment Manager believes possess volatility characteristics similar to those being hedged. An Investment Fund may also use short sales for non-hedging purposes to pursue its investment objectives if, in the Investment Manager’s view, the security is over-valued in relation to the issuer’s prospects for earnings growth. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on an Investment Fund’s portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover an Investment Fund’s short position will be available for purchase.

An Investment Fund may make “short sales against-the-box,” in which it will sell short securities it owns or has the right to obtain without payment of additional consideration. If an Investment Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. An Investment Fund will incur transaction costs, including interest expenses, in connection with initiating, maintaining and closing-out short sales against-the-box.

Reverse Repurchase Agreements. Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund’s simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of an Investment Fund’s investment portfolio.

Purchasing Initial Public Offerings. The Investment Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. Such volatility can affect the value of the Fund’s investment in Investment Funds that invest in these shares. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving revenues or operating income.

Special Investment Instruments and Techniques. Investment Funds may utilize a variety of special investment instruments and techniques described below to hedge the portfolios of the Investment Funds against various risks, such as changes in interest rates or other factors that affect security values, or for non-hedging purposes in seeking to achieve an Investment Fund’s investment objective. The Adviser, on behalf of the Fund, may also use these special investment instruments and techniques for either hedging or non-hedging purposes. These strategies may be executed through derivative transactions. Instruments used and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of these special investment instruments and techniques are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. The Fund, and some or all of the Investment Funds, may invest in, or enter into, derivatives or derivatives transactions (“Derivatives”). Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives entered into by an Investment Fund or the Fund can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular Derivative and the portfolio of the Investment Fund or the Fund as a whole. Derivatives permit an Investment Manager or the Adviser to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential effect on performance of an Investment Fund or the Fund. The Adviser’s use of derivatives may include total return swaps, options and futures designed to replicate the performance of a particular Investment Fund or to adjust market or risk exposure.

If an Investment Fund or the Fund invests in Derivatives at inopportune times or incorrectly judges market conditions, the investments may lower the return of the Investment Fund or the Fund or result in a loss. An Investment Fund or the Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if the Investment Fund or the Fund is unable to liquidate the position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Options and Futures. The Fund and the Investment Funds may utilize options and futures contracts and so-called “synthetic” options or other Derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund or the Investment Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Fund or an Investment Fund may have difficulty closing out its position. Over-the-counter options also may include options on baskets of specific securities.

The Fund and the Investment Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing the investment objectives of the Fund or the Investment Funds. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

The Fund and the Investment Funds may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund or the Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

Investment Funds may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Non-U.S. markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Non-U.S. markets, however, may have greater risk potential than U.S. markets. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate, or the Fund or an Investment Fund could incur losses as a result of those changes. Transactions on non-U.S. exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on U.S. commodity exchanges, trading on non-U.S. commodity exchanges is not regulated by the CFTC.

Engaging in transactions in futures contracts involves risk of loss to the Fund or the Investment Fund that could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund or the Investment Funds to substantial losses. Successful use of futures also is subject to the Adviser’s or an Investment Manager’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Positions of the Securities and Exchange Commission (“SEC”) and its staff may require the Adviser to segregate permissible liquid assets in connection with its options and commodities transactions in an amount generally equal to the value of the underlying option or commodity. The segregation of these assets will have the effect of limiting the Adviser’s ability otherwise to invest those assets.

Call and Put Options on Securities Indices. The Fund or Investment Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes in seeking to achieve the investment objectives of the Fund or the Investment Funds. A stock index fluctuates with changes in the market values of the stocks included in the index. Successful use of options on stock indexes will be subject to the Adviser’s or an Investment Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment, which requires different skills and techniques from those involved in predicting changes in the price of individual stocks.

Warrants and Rights. Warrants are Derivatives that permit, but do not obligate, their holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any interest in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements. The Fund or an Investment Fund may enter into equity, interest rate, and index and currency rate swap agreements. These transactions will be undertaken in attempting to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund or an Investment Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Fund or an Investment Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Fund or the Investment Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s or the Investment Fund’s risk of loss consists of the net amount of payments that the Fund or the Investment Fund contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by an Investment Manager in whose Investment Fund the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, and to receive the total return of the reference Investment Fund over a stated time period. The Fund may seek to achieve the same investment result through the use of other Derivatives in similar circumstances. The U.S. federal income tax treatment of swap agreements and other Derivatives as described above is unclear. Swap agreements and other Derivatives used in this manner may be treated as a “constructive ownership of the reference property,” which may result in a portion of any long-term capital gain being treated as ordinary income.

Lending Portfolio Securities. Investment Funds may lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. In connection with any such transaction, the Investment Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. An Investment Fund might experience loss if the institution with which the Investment Fund has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

When-Issued and Forward Commitment Securities. Investment Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, if effected by the Fund, will be subject to the Fund’s limitation on indebtedness unless, at the time the transaction is entered into, the Fund has established and maintains a segregated account consisting of cash, U.S. Government securities or liquid securities equal to the value of the when-issued or forward commitment securities. The risk exists that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund or the Fund may incur a loss.

Restricted and Illiquid Investments. Although the Adviser anticipates that most Investment Funds will invest primarily in publicly traded securities, they may invest a portion of the value of their total assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

When registration is required to sell a security, an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, an Investment Fund might obtain a less favorable price than the price that prevailed when the Investment Fund decided to sell. Investment Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased the securities.

The Fund’s interests in Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund’s ability to liquidate an interest and withdraw from an Investment Fund will likely be limited, and certain Investment Funds may impose lock-up periods, during which time no redemptions or withdrawals may be made, or assess fees for withdrawals. The limited liquidity of these Investment Funds’ interests may adversely affect the Fund were it to have to sell or redeem such interests at an inopportune time. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner.

Counterparty Credit Risk. Many of the markets in which the Fund and the Investment Funds effect their transactions are “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent the Fund or an Investment Fund invests in swaps, Derivatives or synthetic instruments, or other over-the-counter transactions in these markets, the Fund or Investment Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Fund and the Investment Funds to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses by the Fund.

Risks of Fund of Hedge Funds Structure

The Investment Funds generally are not registered as investment companies under the 1940 Act. The Fund, as an investor in these Investment Funds, does not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. In addition, the Investment Managers of the Investment Funds often are not registered as investment advisers under the Advisers Act. Although the Adviser periodically receives information from each Investment Fund regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information. An Investment Fund may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. Investment Managers may change their investment strategies (i.e., may experience style drift) at any time. In addition, the Fund and the Adviser have no control over the Investment Funds’ investment management, brokerage, custodial arrangements or operations and must rely on the experience and competency of each Investment Manager in these areas. The performance of the Fund depends on the success of the Adviser in selecting Investment Funds for investment by the Fund and the allocation and reallocation of Fund assets among those Investment Funds.

The Investment Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies. It is anticipated that the Investment Funds in which the Fund invests generally will maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as required in the case of registered investment companies. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any such brokerage firm could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that an Investment Manager could convert assets committed to it by the Fund for its own use or that a custodian could convert assets committed to it by an Investment Manager to its own use.

For the Fund to complete its tax reporting requirements and provide an audited annual report to Shareholders, it must receive timely information from the Investment Funds. Investment Managers typically experience delays in providing the necessary tax information, thereby causing a delay in the Adviser’s preparation of tax information for investors. This delay will require Shareholders to seek extensions on the time to file their tax returns. An investor in the Fund meeting the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Investment Funds. By investing in the Investment Funds via the Fund, an investor in the Fund bears a portion of the Adviser’s Management Fee and other expenses of the Fund, and also indirectly bears a portion of the asset-based fees, incentive allocations and other expenses borne by the Fund as an investor in the Investment Funds. Each Investment Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Fund generally. As a result, an Investment Manager with positive performance may receive compensation from the Fund, in the form of the asset-based fees, incentive-based allocations and other expenses payable by the Fund as an investor in the relevant Investment Fund, even if the Fund’s overall returns are negative. Investment decisions of the Investment Funds are made by the Investment Managers independently of each other so that, at any particular time, one Investment Fund may be purchasing shares in an issuer that at the same time are being sold by another Investment Fund. Transactions of this sort could result in the Fund directly or indirectly incurring certain transaction costs without accomplishing any net investment result, which may result in the pursuit of opposing investment strategies or result in performance that correlates more closely with broader market performances. Because the Fund may make additional investments in or withdrawals from Investment Funds only at certain times according to limitations set out in the governing documents of the Investment Funds, the Fund from time to time may have to invest some of its assets temporarily in money market securities or money market funds, among other similar types of investments.

Investment Funds may permit or require that redemptions of interests be made in kind. Upon its withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value. In such a case, the Adviser would seek to cause the Fund to dispose of these securities in a manner that is in the best interest of the Fund. The Fund may not be able to withdraw from an Investment Fund except at certain designated times, limiting the ability of the Adviser to withdraw assets from an Investment Fund that may have poor performance or for other reasons.

Certain Investment Managers may agree to indemnify their respective Investment Funds from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the management of the Investment Funds.

Other risks that the Adviser believes are associated with the Fund’s fund of hedge funds investment approach include:

Valuation. Certain securities and other financial instruments in which the Investment Funds invest may not have a readily ascertainable market price and will be valued by the Investment Managers. Such a valuation generally will be conclusive with respect to the Fund, even though an Investment Manager may face a conflict of interest in valuing the securities, as their value will affect the Investment Manager’s compensation. In most cases, the Adviser will have no ability to assess the accuracy of the valuations received from an Investment Fund. In addition, the net asset values or other valuation information received by the Adviser from the Investment Funds will typically be estimates only, subject to revision through the end of each Investment Fund’s annual audit. Revisions to the gain and loss calculations will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final until the annual audit of each Investment Fund is completed.

Securities Believed to Be Undervalued or Incorrectly Valued. Securities that an Investment Manager believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the timeframe the Investment Manager anticipates. As a result, the Fund may lose all or substantially all of its investment in an Investment Fund in any particular instance.

Investment Funds’ Turnover Rates. The Investment Funds may invest on the basis of short-term market considerations. The turnover rate within the Investment Funds may be significant, potentially involving substantial brokerage commissions and fees. The Fund has no control over this turnover. As a result, it is anticipated that a significant portion of the Fund’s income and gains, if any, may be derived from ordinary income and short-term capital gains. In addition, the withdrawal of the Fund from an Investment Fund could involve expenses to the Fund under the terms of the Fund’s investment with that Investment Fund.

Investment Managers May Have Limited Capacity to Manage Additional Fund Investments. Certain Investment Managers’ trading approaches presently can accommodate only a certain amount of capital. Each Investment Manager will normally endeavor not to undertake to manage more capital than such Investment Manager’s approach can accommodate without risking a potential deterioration in returns. As a result, an Investment Manager may refuse to manage some or all of the Fund’s assets that the Adviser seeks to allocate to such Investment Manager. Further, in the case of Investment Managers that limit the amount of additional capital that they will accept from the Fund, continued sales of Shares would dilute the indirect participation of existing Shareholders with such Investment Manager.

Dilution. If an Investment Manager limits the amount of capital that may be contributed to an Investment Fund from the Fund, or if the Fund declines to purchase additional interests in an Investment Fund, continued sales of interests in the Investment Fund to others may dilute the returns for the Fund from the Investment Fund.

Investments in Non-Voting Stock; Inability to Vote. Investment Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor whether holdings of the Investment Funds cause the Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Fund may need to hold its interest in an Investment Fund in non-voting form. Additionally, in order to avoid becoming subject to certain 1940 Act prohibitions with respect to affiliated transactions, the Fund intends to own less than 5% of the voting securities of each Investment Fund. This limitation on owning voting securities is intended to ensure that an Investment Fund is not deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with the Investment Funds, both by the Fund and other clients of the Adviser. To limit its voting interest in certain Investments Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interest in an Investment Fund. Other investment funds or accounts managed by the Adviser may also waive their voting rights in a particular Investment Fund. Subject to the oversight of the Fund’s Board, the Adviser will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Adviser and its other clients in the particular Investment Fund. These voting waiver arrangements may increase the ability of the Fund and other clients of the Adviser to invest in certain Investment Funds. However, to the extent the Fund contractually foregoes the right to vote the securities of an Investment Fund, the Fund will not be able to vote on matters that require the approval of the interestholders of the Investment Fund, including matters adverse to the Fund’s interests. This restriction could diminish the influence of the Fund in an Investment Fund and adversely affect its investment in the Investment Fund, which could result in unpredictable and potentially adverse effects on Shareholders. There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in some situations where the Fund owns less than 5% of the voting securities of an Investment Fund. In these circumstances, transactions between the Fund and an Investment Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the 1940 Act notwithstanding that the Fund has entered into a voting waiver arrangement.

OTHER RISKS

Investing in the Fund involves risks other than those associated with investments made by Investment Funds, including those described below:

Limited Operating History. The Fund is a newly-organized non-diversified, closed-end management investment company with no operating history that investors can use to evaluate its investment performance. In addition, Investment Funds and/or Investment Managers with whom the Fund may invest may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance.

Performance Incentive Arrangements. Each Investment Manager may receive a performance or incentive allocation generally of 15% to 25% of net profits of the Investment Fund that it manages. These performance incentives may create an incentive for the Investment Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance or incentive allocation. In addition, these performance incentives will be calculated on a basis that includes realized and unrealized appreciation of assets, and may be greater than if it were based solely on realized gains.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Similarly, identification of attractive investment opportunities by Investment Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by an Investment Manager, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Investment Funds sponsored, managed or advised by the Fund, the Adviser and its affiliates may seek investment opportunities similar to those the Fund may be seeking, and none of these parties has an obligation to offer any opportunities it may identify to the Fund.

Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adversely to the Investment Funds, the investing Investment Funds likely would suffer losses on their investments.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Inside Information. From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested, or proposes to invest. Possession of that information may limit the ability of the Fund to buy or sell securities of the entity.

Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Fund and any interest in the Investment Funds held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects. The Fund may, as determined by the Fund, repurchase Shares held by a Shareholder or other person acquiring Shares from or through a Shareholder, if:

•	the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Shareholder;

•	ownership of the Shares by the Shareholder or other person likely will cause the Fund to be in violation of, or require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of the Shares by the Shareholder or other person may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by the Shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true;

•	the Shareholder is subject to special regulatory or compliance requirements, such as those imposed by the Bank Holding Company Act, certain Federal Communications Commission regulations, or ERISA (as hereinafter defined) (collectively, “Special Laws or Regulations”), and the Fund determines that the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold an Shares or portion of an Shares; or

•	the Fund or the Trustees determine that the repurchase of the Shares would be in the best interest of the Fund.

The effect of these provisions may be to deprive an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return.

Limitations on Transfer; Shares Not Listed; No Market for Shareholder Shares. No Shareholder is permitted to transfer his, her or its Shares without the consent of the Fund. The transferability of Shares is subject to certain restrictions contained in the Fund’s Agreement and Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any securities exchange or other market. No market currently exists for Shares, and the Fund contemplates that one will not develop. The Shares are, therefore, not readily marketable. Although the Adviser and the Fund expect to recommend to the Board of Trustees that the Fund offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so. Consequently, Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Closed-end Fund; Liquidity Risks. The Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value.

Repurchase Risks. With respect to any future repurchase offer, Shareholders tendering any Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the “Notice Date”). The Notice Date generally will be 45 days prior to the date that the Shares to be repurchased are valued by the Fund (the “Valuation Date”). Tenders will be revocable upon written notice to the Fund up to 30 days prior to the Valuation Date. Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased until 30 days after the election to tender becomes irrevocable. It is possible that during the time period between the Expiration Date and the Valuation Date, general economic and market conditions, or specific events affecting one or more underlying Investment Funds, could cause a decline in the value of Shares in the Fund. See “Redemptions, Repurchases and Transfers of Shares.”

Substantial Repurchases. Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

Potential Significant Effect of the Performance of a Limited Number of Investments. The Adviser expects that the Fund will participate in multiple investments. The Fund may, however, make investments in a limited number of the Investment Funds and Investment Funds may make investments in a limited number of portfolio companies. In either instance, these limited numbers of investments may have a significant effect of the performance of the Fund.

Tax Considerations; Distributions to Shareholders and Payment of Tax Liability. The Fund does not intend to make periodic distributions of its net income or gains, if any, to Shareholders. A Shareholder is required each year nonetheless to pay any applicable U.S. federal and state income taxes on his, her or its share of the Fund’s taxable income and must pay applicable taxes from other sources. The amount and timing of any distributions will be determined in the sole discretion of the Fund. See “Tax Aspects” for a summary of certain significant U.S. federal income and other tax consequences that are relevant to an investment in the Fund.

Legal and Regulatory Risks. Legal and regulatory changes could occur during the term of the Fund which may materially adversely affect the Fund. In particular, a new rule and rule amendments under the Advisers Act require certain investment advisers of hedge funds to register with the SEC. This registration requirement could pose additional risks and result in material adverse consequences to the Investment Funds or the Fund. Certain tax risks associated with an investment in the Fund are discussed in “Tax Aspects.”

LIMITS OF RISK DISCLOSURES

The above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus.

PERFORMANCE INFORMATION

Appendix A contains composite performance information relating to the historical performance of private investment funds managed by the Adviser pursuant to an investment program that is substantially similar to the Fund’s investment program. The Fund itself, however, is a newly-organized, non-diversified, closed-end management investment company with no operating history that investors can use to evaluate its performance. Prospective investors should recognize that future performance of the Fund is likely to differ from the performance of such composite and each component thereof. Future investments will be made under different economic conditions and the Fund likely will invest a substantial portion of its assets in different Investment Funds. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

MANAGEMENT OF THE FUND

General

The Fund’s Board of Trustees provides broad oversight over the operations and affairs of the Fund. A majority of the Fund’s Trustees is comprised of persons who are independent trustees.

Morgan Stanley AIP GP LP serves as the Fund’s investment adviser, subject to the ultimate supervision of, and any policies established by, the Fund’s Board, pursuant to the terms of an investment advisory agreement with the Fund (the “Investment Advisory Agreement”).

Under the terms of an Investment Advisory Agreement dated as of April 28, 2005, the Adviser allocates the Fund’s assets and monitors regularly each Investment Fund to determine whether its investment program is consistent with the Fund’s investment objective and whether its investment performance and other criteria are satisfactory. The Adviser may reallocate the Fund’s assets among Investment Funds, terminate its relationship with Investment Funds and select additional Investment Funds, subject in each case to the ultimate supervision of, and any policies established by, the Board of Trustees.

The Adviser was formed as a limited partnership under the laws of the State of Delaware on November 10, 2000 and is a registered investment adviser under the Advisers Act. The Adviser currently serves, and may in the future serve, as an investment adviser of other registered and unregistered private investment companies. The offices of the Adviser are located at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881, and its telephone number is (610) 260-7600.

Management Team

The personnel of the Adviser principally responsible for management of the Fund are experienced and educated investment professionals with a long performance record in alternative investments. They have identified, evaluated, structured, managed and monitored billions of dollars in a wide range of alternative investments globally and maintain a strong network within the alternative investment community as a result of their prior and ongoing experience. The Adviser and its personnel maintain relationships with a large number of managers. The Adviser believes that, as a result of these contacts, the Fund should have access to a large number of Investment Funds from which to select.

The personnel of the Adviser who have primary responsibility for management of the Fund are:

John S. Coates, Ph.D. Mr. Coates is a Managing Director of MSIM and is Co-Business Group Head of Morgan Stanley AIP. In this role he concentrates on senior level investment matters and portfolio management activities as well as Morgan Stanley AIP’s portable alpha strategies, which focus on the transfer of alpha from one investment to another through the use of synthetic overlays. Mr. Coates is also a member of the Liquid Markets Investment Committee. Prior to becoming a Co-Business Group Head in July 2003, he served as Chief Investment Officer of Morgan Stanley AIP from 2000 to 2003. Prior to joining MSIM, he was a Vice President of Weyerhaeuser Company (“Weyerhaeuser”) and Managing Director of the Weyerhaeuser Pension Fund Investment Group (1985 through 2000). Mr. Coates has pioneered a program of extensive state-of-the-art alternative investing. He holds bachelor’s and master’s degrees in aerospace engineering and was a National Defense Education Act Doctoral Fellow at the Georgia Institute of Technology. He received an MBA as a Wharton Fellow from the University of Pennsylvania and a Ph.D from the University of Washington. Mr. Coates is a Chartered Financial Analyst Charter holder.

Mustafa A. Jama. Mr. Jama is a Managing Director of MSIM. Effective February 2005, Mr. Jama began serving as Chief Investment Officer and Head of Liquid Markets of Morgan Stanley AIP and, since 2004, has been a portfolio manager for liquid markets portfolios, including Morgan Stanley Liquid Markets Fund I LP, Morgan Stanley Multi-Strategy Fund p.l.c., Morgan Stanley Institutional Fund of Hedge Funds LP, Morgan Stanley Liquid Markets Fund II LP since its inception in 2004 and Morgan Stanley Insurance Dedicated Fund of Hedge Funds LP since its inception in 2005 and the Fund since its inception in 2005, and as portfolio manager to certain assets of the Weyerhaeuser pension funds. Prior to joining MSIM in January 2004, he was with Glenwood Capital Investments where he was a senior investment professional and a member of its Investment Committee. Previously, he was a portfolio manager at Deutsche Asset Management in its hedge fund group, focusing on long/short equity, fixed income, and convertible arbitrage strategies. He holds an M.B.A. from Harvard Business School and a B.S. in civil engineering from Southern University.

Jerome B. Baesel, Ph.D. Mr. Baesel is a Managing Director of MSIM. Effective February 2005, Mr. Baesel began serving as Senior Investment Advisor, Liquid Markets of Morgan Stanley AIP. From March 2003 through February 2005, Mr. Baesel served as Chief Investment Officer, Liquid Markets of Morgan Stanley AIP. Mr. Baesel serves as portfolio manager for the liquid markets portfolios, including Morgan Stanley Liquid Markets Fund I LP since its inception in 2001, Morgan Stanley Multi-Strategy Fund p.l.c. since its inception in 2001, Morgan Stanley Institutional Fund of Hedge Funds LP since its inception in 2002, Morgan Stanley Liquid Markets Fund II LP since its inception in 2004, Morgan Stanley Insurance Dedicated Fund of Hedge Funds LP since its inception in 2005 and the Fund since its inception in 2005, and as portfolio manager to certain assets of the Weyerhaeuser pension funds since 1991. Prior to joining MSIM, he served nine years with the Weyerhaeuser Pension Fund Investment Group as Managing Director and Director where he was primarily involved with the liquid markets portion of the Weyerhaeuser pension funds. Prior to joining Weyerhaeuser, he was a general partner at Princeton Newport Shareholders (“Princeton Newport”), a fund focusing on quantitative arbitrage strategies. In the mid-1980s, while at Princeton Newport, he led the development of an affiliated fund, OSM Shareholders, a fund of funds strategy that invested in liquid markets funds. He holds a B.S. in economics from the University of California at Fullerton and both an M.S. and Ph.D. in finance with a focus on investments from UCLA. He served as a tenured professor in finance at the University of California at Irvine.

George A. Shows, Ph.D. Mr. Shows is an Executive Director of MSIM, and is a portfolio manager for liquid markets portfolios, including Morgan Stanley Liquid Markets Fund I LP since its inception in 2001, Morgan Stanley Multi-Strategy Fund p.l.c. since its inception in 2001, Morgan Stanley Institutional Fund of Hedge Funds LP since its inception in 2002, Morgan Stanley Liquid Markets Fund II LP since its inception in 2004, Morgan Stanley Insurance Dedicated Fund of Hedge Funds LP since its inception in 2005, and the Fund since its inception in 2005, and as portfolio manager to certain assets of the Weyerhaeuser pension funds since 1996. Prior to joining MSIM, he consulted nearly exclusively for the Weyerhaeuser Pension Fund Investment Group in the area of portfolio management, including manager selection, monitoring of investments and portfolio construction. Prior to supporting Weyerhaeuser, Mr. Shows consulted for Grosvenor Capital Management, a hedge fund of funds manager. Earlier, Mr. Shows was a general partner at Tachyon Shareholders, a fixed income arbitrage manager. Before Tachyon Shareholders, he was a general partner at Princeton Newport, a fund focusing on quantitative arbitrage strategies. Mr. Shows holds a B.S. in psychology from Loyola University, Los Angeles, a M.A. in psychology from the California State University, Long Beach, a Ph.D. in mathematics from the University of California at Irvine, and a J.D. from the Law School at the University of Pennsylvania. He is currently a member of the bars of Pennsylvania and New Jersey.

José F. González-Heres. Mr. González-Heres is an Executive Director of MSIM and a portfolio manager for liquid markets portfolios, including Morgan Stanley Liquid Markets Fund I LP, Morgan Stanley Multi-Strategy Fund p.l.c., Morgan Stanley Liquid Markets Fund II LP and Morgan Stanley Institutional Fund of Hedge Funds LP since 2004, and Morgan Stanley Insurance Dedicated Fund of Hedge Funds LP since its inception in 2005 and the Fund since its inception in 2005, and has been a portfolio manager to certain assets of the Weyerhaeuser pension funds for the same period. He was promoted to Portfolio Manager in 2004 after having served as Senior Research Analyst since 2001. Prior to joining MSIM, he served as Chief Executive Officer of Suggestionator, Inc., a privately held software company. Mr. González-Heres has also worked as an Investment Banker in the Public Finance departments of Bear, Stearns & Co., Inc. and Prudential Securities Inc. Prior to his investment banking positions, Mr. González-Heres worked at IBM Corporation in Engineering, Sales, Marketing and Consulting and at IBM Credit Corporation in its Corporate Finance Department. While at IBM, he earned a U.S. and international patent for his work on algorithms. Mr. González-Heres is a past Board Member of the City of Boca Raton and Florida’s Telecommunications Advisory Board. He holds an M.B.A. from the Yale University School of Management in Finance and Investments and a B.S. in Electrical Engineering from Northwestern University.

Paresh Bhatt. Mr. Bhatt is a Vice President of MSIM and a portfolio manager for liquid market portfolios, including Morgan Stanley Liquid Markets Fund I LP, Morgan Stanley Liquid Markets Fund II LP, Morgan Stanley Multi-Strategy Fund p.l.c. and the Morgan Stanley Institutional Fund of Hedge Funds LP since July 2004 and Morgan Stanley Insurance Dedicated Fund of Hedge Funds LP since its inception in 2005 and the Fund since its inception in 2005, and as a portfolio manager to certain assets of the Weyerhauser pension funds since July 2004. He was promoted to portfolio manager in July 2004 after having served as a Research Analyst since he joined MSIM in May 2003. Prior to joining MSIM, he was a Senior Investment Analyst with SEI Investments where he managed multi-manager global equity and Europe, Australia and Far East (EAFE) portfolios as well as led due diligence activities on institutional quality funds of hedge funds. Prior to joining SEI Investments, he was an Equity Analyst for Granite Associates where he conducted equity research in the technology, media and telecom sector and monitored hedge fund investments. He has also held positions at Lehman Brothers and Bankers Trust, where he focused on credit risk management of derivatives portfolios. Mr. Bhatt began his career with the Federal Reserve Board. Mr. Bhatt holds an M.B.A. from the Wharton School in Finance and a B.A. in Economics from Union College.

Richard J. Papetti. Mr. Papetti is an Executive Director of MSIM and, since December 2004, has been a portfolio manager for liquid markets portfolios, including Morgan Stanley Liquid Markets Fund I LP, Morgan Stanley Multi-Strategy Fund p.l.c., Morgan Stanley Institutional Fund of Hedge Funds LP, Morgan Stanley Liquid Markets Fund II L.P., and Morgan Stanley Insurance Dedicated Fund of Hedge Funds since its inception in 2005 and the Fund since its inception in 2005, and is a portfolio manager to certain of the assets of the Weyerhaeuser pension funds. Prior to joining Morgan Stanley in December 2004, Mr. Papetti worked at Commonfund Asset Management Co., where he was a Managing Director and Portfolio Manager responsible for $2.5 billion in fund of hedge fund assets. Mr. Papetti oversaw portfolio management of non-directional and directional strategies, as well as portable alpha. Before Commonfund, he worked for Navigator Capital as a Managing Principal. He developed customized alternative portfolios and valuation/risk models. Prior to Navigator he was a Senior Portfolio Manager and Group Research Director at both Weiss, Peck & Greer and J.P. Morgan Investment Management. Throughout his investment career, he has worked extensively with both equity and fixed income instruments and strategies. He holds a M.S. in Finance (Prudential Scholar) and a B.S. in Economics from the Wharton School at the University of Pennsylvania where he was also an Instructor of Finance at the undergraduate and MBA levels. While at Wharton he was a Research Associate at the Rodney L. White Center for Financial Research.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Shares in the Fund.

The Adviser is an affiliate of Morgan Stanley. Morgan Stanley is a premier global financial services firm with leading market positions in investment banking, research, capital markets asset management and credit services. The firm has relationships with many users and providers of capital, and the Adviser has access to the firm’s talent, ideas, unique opportunities and resources. Morgan Stanley has one of the largest global asset management organizations of any full-service securities firm, with total assets under management and supervision as of June 30, 2005 of approximately $510 billion for a large and diversified group of corporations, governments, financial institutions and individuals. Morgan Stanley serves many interests in addition to the Fund, which creates certain risks and possibilities of adverse effects on investors in the Fund. See “Conflicts of Interest.”

FUND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of Investment Managers. As described below, however, the Fund bears all other expenses related to its investment program. The Adviser also provides, or arranges at its expense, for certain management and administrative services to be provided to the Fund. Among those services are: providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and U.S. federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Fund’s expenses.

Expenses borne by the Fund (and thus indirectly by Shareholders) include:

•	all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the underlying Investment Funds, including any fees and expenses charged by the Investment Managers of the Investment Funds (including management fees, performance or incentive fees or allocations and redemption or withdrawal fees, however titled or structured), all costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, including its investments in Investment Funds (whether or not consummated), and enforcing the Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	any non-investment related interest expense;

•	attorneys’ fees and disbursements associated with preparing and updating the Fund’s registration statement and with reviewing potential investments to be made in Investment Funds;

•	fees and disbursements of any accountants engaged by the Fund, expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information;

•	fees paid and out-of-pocket expenses reimbursed to the Administrator; recordkeeping, custody and transfer agency fees and expenses;

•	the costs of errors and omissions/Trustees’ and officers’ liability insurance and a fidelity bond;

•	the Management Fee;

•	the Shareholder Servicing Fee;

•	the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Shareholders;

•	fees of Trustees who are not “interested persons” and travel expenses of Trustees relating to meetings of the Board of Trustees and committees thereof;

•	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund;

•	any extraordinary expenses, including indemnification expenses as provided for in the Fund’s organizational documents; and

•	the Fund’s organizational expenses and offering costs. The Fund will amortize its organizational expenditures as set forth below.

The Adviser will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund, except as otherwise provided above.

The Fund’s organizational and offering expenses are estimated at $450,000. The Fund’s organizational expenses will initially be borne by the Adviser. The Fund will reimburse the Adviser for these expenditures through monthly expense allocations credited to or debited against the capital accounts of all Shareholders based on the percentage that a Shareholder’s investment in the Fund bears to the total investments in the Fund by all Shareholders as of the relevant allocation date. Such allocations will occur over a period not to exceed the Fund’s first fiscal year following the Initial Closing Date. The Adviser has agreed to limit the amount of each monthly reimbursement payment by the Shareholders to 0.0333% (0.40% on an annualized basis) of the Fund’s net assets as of the end of each month during such period. If, after the end of such fiscal year, all of the organizational expenses have not been reimbursed to the Adviser from the monthly expense allocations, the Adviser will bear the remaining portion of such expenses. If the Adviser is completely reimbursed before the end of such fiscal year, new Shareholders and existing Shareholders that purchase additional Shares will be allocated a proportional share of the amount previously reimbursed to the Adviser. The Fund also will bear certain ongoing offering costs associated with any periodic offers of Fund Shares. Offering costs cannot be deducted by the Fund or the Shareholders.

Investment Funds bear various expenses in connection with their operations similar to those incurred by the Fund. Investment Managers generally assess asset-based fees to and receive incentive-based allocations from the Investment Funds (or their investors), which effectively will reduce the investment returns of the Investment Funds. These expenses, fees and allocations will be in addition to those incurred by the Fund itself. As an investor in the Investment Funds, the Fund will bear its proportionate share of the expenses and fees of the Investment Funds and will also be subject to incentive allocations to the Investment Managers.

MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser the Management Fee, monthly, at the rate of 0.125% (1.50% on an annualized basis) of the value of the Fund’s month end net assets. The Management Fee is an expense paid out of the Fund’s assets. The Management Fee is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month, and is due and payable in arrears within five business days after the end of the month.

SHAREHOLDER SERVICING FEE

The Fund will pay the Distributor and each Service Agent a quarterly shareholder servicing fee of 0.0625% (0.25% on an annualized basis) of the net asset value of the outstanding Shares attributable to the Clients of the Distributor or Service Agent who are invested in the Fund through the Distributor’s or Service Agent’s distribution efforts. In exchange for this fee, the Distributor or the Service Agent, as the case may be, will respond to customer inquiries about the Fund, facilitate Fund communications with customers, assist customers in changing account designations or addresses, and assist customers in processing repurchase requests.

ADVISER PAYMENTS

The Adviser may pay additional compensation, out of its own funds and not as an additional charge to the Fund, to selected affiliated or unaffiliated brokers, dealers or other financial intermediaries (including affiliated Selling Agents) (“Intermediaries”) in connection with the sale, distribution and retention of Shares, and/or Shareholder servicing. For example, the Adviser may pay compensation to Intermediaries for the purpose of promoting the sale of Shares of the Fund, maintaining balances of Fund Shares, and/or for sub-accounting, administrative or Shareholder processing services. Such payments are made quarterly by the Adviser. The payments made by the Adviser may be based on the net asset value of the Fund as determined by the Adviser. The amount of these payments is determined from time to time by the Adviser and may be substantial. Such additional compensation will not exceed 0.0875% of the average net asset value of the outstanding Shares beneficially owned by customers of an Intermediary over the applicable quarter (0.35% on an annualized basis).

With respect to Intermediaries, these payments are expected to include the following amounts paid by the Adviser from its own funds: an amount not to exceed to 0.35% of the net asset value of the Fund attributable to each client of Morgan Stanley who invests in the Fund. A portion of this payment is expected to be paid through to the professional responsible for the client relationship and/or selling the Fund. This payment may be made as long as a client of an Intermediary is invested in the Fund.

The prospect of receiving, or the receipt of, additional ongoing compensation as described above by Intermediaries, out of the Adviser’s own funds and not as an additional charge to the Fund, may provide such Intermediaries and/or their salespersons with an incentive to favor sales of Shares of the Fund, and funds whose affiliates make similar compensation available, over sales of shares of funds (or other fund investments) with respect to which the Intermediary does not receive additional compensation, or lower levels of additional compensation. The prospect of receiving, or the receipt of, such additional ongoing compensation may provide Intermediaries and/or their salespersons with an incentive to favor recommending that Shareholders maintain their assets in the Fund rather than re-allocate assets to another investment. These payment arrangements, however, will not change the price that an investor pays for Shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Shares of the Fund.

CALCULATION OF NET ASSET VALUE

The value of the Fund’s net assets is determined as of the close of the Fund’s business at the end of each month in accordance with the procedures described below or as may be determined from time to time in accordance with the valuation policies and procedures adopted by the Board of Trustees. The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the value provided to the Fund by the Investment Funds’ Investment Managers from time to time, usually monthly. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. Because most Investment Managers will provide the Fund with their determinations of the month-end net asset value of their Investment Funds after the relevant month-end, the Fund expects to calculate its month-end net asset value and net asset value per Share within 15 business days following the relevant month-end. This information will be available to Shareholders upon request. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the

Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Fund based on the most recent final or estimated value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund’s valuation date.

Prior to investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Adviser will review the valuations provided by the Investment Managers to the Investment Funds, neither the Adviser nor the Board will be able to confirm independently the accuracy of valuations provided by such Investment Managers (which are unaudited).

The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the Investment Manager of an Investment Fund does not represent the fair value of the Fund’s interest in the Investment Fund. Although redemptions of investments in Investment Funds are subject to advance notice requirements, Investment Funds will typically make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in the investment in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemption, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it was appropriate to apply a discount to the net asset value of the Investment Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Investment Managers of the Investment Funds, upon which the Fund calculates its month-end net asset value may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Investment Funds are audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustments or revisions will not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Investment Managers or revisions to net asset value of an Investment Fund adversely affect the Fund’s net asset value, the outstanding Shares will be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

To the extent the Adviser invests the assets of the Fund in securities or other instruments that are not investments in Investment Funds, the Fund will generally value such assets as described below.

•	U.S. exchange listed and NASDAQ traded equity securities (other than options) will be valued at their closing composite sale prices as reported on the exchange on which those securities are primarily traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a non-U.S. securities exchange will be valued at their closing sale prices on the exchange on which the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Listed options will be valued at their bid prices (or ask prices in the case of listed options held short) as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Trustees.

•	Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board of Trustees will regularly monitor the methodology and procedures used in connection with valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board of Trustees to represent fair value.

•	If, in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may request a valuation committee to instead adopt procedures to be used by the Adviser, if so delegated by the Board of Trustees and in accordance with procedures adopted by the Board of Trustees, to value the security at fair value, subject to the oversight of the valuation committee.

•	All assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars using non-U.S. exchange rates provided by a pricing service compiled as of 12:00 noon, New York time. Trading in non-U.S. securities generally is completed, and the values of non-U.S. securities are determined, prior to the close of securities markets in the United States. Non-U.S. exchange rates are also determined prior to such close. On occasion, the values of non-U.S. securities and exchange rates may be affected by significant events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When an event materially affects the values of securities held by the Fund or its liabilities, the securities and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Trustees.

In general, fair value represents a good faith determination of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or the Board will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

The Adviser or its affiliates act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Management Fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Board, the Adviser, or Investment Managers to the Investment Funds should prove incorrect. Also, Investment Managers to the Investment Funds will only provide determinations of the net asset value of Investment Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently.

CONFLICTS OF INTEREST

As a diversified global financial services firm, Morgan Stanley, an affiliate of the Adviser, engages in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions, and other activities. In the ordinary course of business, Morgan Stanley engages in activities in which Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund or the Shareholders. The discussion below sets out such conflicts of interest that may arise; conflicts of interest not described below may also exist. The Adviser can give no assurance that any conflicts of interest will be resolved in favor of the Fund or the Shareholders. In acquiring Shares, a Shareholder is deemed to have acknowledged the existence of potential conflicts of interest relating to Morgan Stanley and to the Fund’s operating in the face of those conflicts.

Transactions by Morgan Stanley — Morgan Stanley may pursue acquisitions of assets and businesses and identification of an investment opportunity in connection with its existing businesses or a new line of business without first offering the opportunity to the Fund. Such an opportunity could include a business that competes with the Fund or an Investment Fund in which the Fund has invested or proposes to invest.

Compensation for Services — Morgan Stanley may seek to perform investment banking and other financial services for, and will receive compensation from, Investment Funds, the sponsors of Investment Funds, companies in which Investment Funds invest, or other parties in connection with transactions related to those investments or otherwise. This compensation could include financial advisory fees, as well as underwriting or placement fees, financing or commitment fees and brokerage fees. Investment banking and other financial services compensation will not be shared with the Fund or Shareholders and may be received before the Fund realizes a return on its investment. Morgan Stanley may have an incentive to cause investments to be made, managed or realized in seeking to advance the interests of a client other than the Fund or its Shareholders or to earning compensation. Morgan Stanley may also act as prime broker for Investment Funds.

Morgan Stanley’s Asset Management Activities — Morgan Stanley conducts a variety of asset management activities, including sponsoring unregistered investment funds as well as other investment funds registered under the 1940 Act and in that capacity is subject to the 1940 Act and its regulations. Those activities also include managing assets of employee benefit plans that are subject to ERISA and related regulations. Morgan Stanley’s investment management activities may present conflicts if the Fund and these other investment or pension funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

Morgan Stanley’s Credit Services Activities — Morgan Stanley’s credit services activities are conducted through certain bank subsidiaries, but Morgan Stanley is not regulated as a bank holding company in accordance with an exemption under applicable bank regulatory law. In order to preserve Morgan Stanley’s ability to rely on such exemption, Morgan Stanley may not, directly or through affiliates such as the Fund, acquire control of more than 5% of any class of voting securities of any additional United States deposit-taking institution or any holding company of such an institution. In certain circumstances, however, the Fund may acquire up to 25% of the non-voting equity of a company or Investment Fund that owns voting equity in such a depository institution or holding company without control of that voting equity being attributed to Morgan Stanley.

Morgan Stanley’s Prime Brokerage and Administrative Activities — Certain Morgan Stanley affiliates may provide brokerage, administrative and other services from time to time to one or more accounts or entities managed by the Investment Managers of Investment Funds or their affiliates. A Morgan Stanley affiliate, as prime broker to an Investment Fund, may be a secured lender to the Investment Fund and, as such, may protect its own interest by foreclosing on fund assets, notwithstanding that such foreclosure may be adverse to the interest of investors in the Investment Fund. In addition, Morgan Stanley, as prime broker or administrator, may be privy to non-public information about the performance of the Investment Fund, which it generally would not disclose to the Adviser, the Fund or Shareholders without express permission to do so. Accordingly, Shareholders may not know important information that could result in a deterioration in the Fund’s performance notwithstanding that certain affiliates or entities within Morgan Stanley will have such information.

Morgan Stanley affiliates may provide prime brokerage and other brokerage services to the Investment Funds in compliance with the applicable law. The Investment Funds may, to the extent permissible, and in compliance with applicable law, sell securities to or purchase securities from Morgan Stanley affiliates as counterparty. Morgan Stanley affiliates may create, write, or issue derivative instruments with respect to which the counterparty is an Investment Fund or the performance of which is based on the performance of an Investment Fund. Morgan Stanley affiliates may keep any profits, commissions, and fees accruing to it in connection with its activities for itself and other clients, and the Management Fees from the Fund to the Adviser will not be reduced thereby. The Investment Funds will pay market rate commissions or fees in respect of such transactions.

The Morgan Stanley affiliates may have an interest in an account managed by, or enter into relationships with, an Investment Manager of an Investment Fund or its affiliates on terms different than an interest in the Fund. In addition, the Investment Managers of Investment Funds may receive research products and services in connection with the brokerage services that Morgan Stanley affiliates may provide from time to time to one or more Investment Funds or other accounts of such Investment Managers.

Morgan Stanley and its affiliates, including their officers, Trustees, partners, members, or employees, may have banking and investment banking relationships with the issuers of securities that are held by the Investment Funds or by the Fund. They may also own the securities of these issuers. However, in making investment decisions for the Fund, the Adviser does not obtain or use material inside information acquired by any division, department, or affiliate of Morgan Stanley in the course of those relationships. In addition, Morgan Stanley affiliates may provide brokerage, placement, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds, and receive compensation for providing these services. These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund’s investment flexibility.

Voting Rights in Investment Funds — From time to time, sponsors of Investment Funds may seek the approval or consent of the investors in the Fund in connection with certain matters. In such a case, the Adviser has the right to vote in its discretion the interest in the Investment Fund held by the Fund, on behalf of the Fund. The Adviser considers only those matters it considers appropriate in taking action with respect to the approval or consent. Business relationships may exist between the Adviser and its affiliates, on the one hand, and the Investment Managers and affiliates of the Investment Funds, on the other hand, other than as a result of the Fund’s investment in the Investment Funds. As a result of these existing business relationships, the Adviser may face a conflict of interest acting on behalf of the Fund and its Shareholders. See “Proxy Voting.”

The Fund may, for regulatory reasons, limit the amount of voting securities it holds in any particular Investment Fund and may as a result hold substantial amounts of non-voting securities in a particular Investment Fund. The Fund’s lack of ability to vote may result in a decision for an Investment Fund that is adverse to the interests of the Shareholders. In certain circumstances, the Fund may waive voting rights or elect not to exercise them, such as to achieve compliance with U.S. bank holding company laws. See “Types of Investments and Related Risks — Risks of Fund of Hedge Funds Structure — Investments in Non-Voting Stock; Inability to Vote.”

Client Relationships — Morgan Stanley and its affiliates have existing and potential relationships with a significant number of sponsors and managers of Investment Funds, corporations and institutions. In providing services to its clients and the Fund, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and the Fund, the Shareholders and/or the Investment Funds, on the other hand. Morgan Stanley may also face conflicts of interest in connection with any purchase or sale transactions involving an investment by the Fund, whether to or from a Morgan Stanley client, and in connection with the consideration offered by, and obligations of, such Morgan Stanley client in such transactions. In such cases, Morgan Stanley will owe fiduciary duties to the Morgan Stanley client that may make Morgan Stanley’s interest adverse to that of the Fund. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Fund.

Diverse Membership; Relationships with Shareholders — The Shareholders are expected to include entities organized under U.S. law and in various jurisdictions that may have conflicting investment, tax and other interests with respect to their investments in the Fund. The conflicting interests of individual Shareholders may relate to or arise from, among other things, the nature of investments made by the Fund and/or Investment Funds, the structuring of the acquisition of investments of the Fund, and the timing of disposition of investments. This structuring of the Fund’s investments and other factors may result in different returns being realized by different Shareholders. Conflicts of interest may arise in connection with decisions made by the Adviser, including decisions with respect to the nature or structuring of investments, that may be more beneficial for one Shareholder than for another Shareholder, especially with respect to Shareholders’ individual tax situations. In selecting Investment Funds for the Fund, the Adviser considers the investment and tax objectives of the Fund as a whole, not the investment, tax or other objectives of any Shareholder individually.

Brokerage Activities — Morgan Stanley will be authorized to engage in transactions in which it acts as a broker for the Fund and for another person on the other side of the transaction. In any such event, Morgan Stanley may receive commissions from, and have a potentially conflicting division of loyalties and responsibilities regarding, both parties to such transactions. Morgan Stanley may also act as agent for the Fund, Investment Funds and other clients in selling publicly traded securities simultaneously. In such a situation, transactions may be bundled and clients, including the Fund, may receive proceeds from sales based on average prices received, which may be lower than the price which could have been received had the Fund sold its securities separately from Morgan Stanley’s other clients.

Related Funds — Conflicts of interest may arise for the Adviser in connection with certain transactions involving investments by the Fund in Investment Funds, and investments by other funds advised by the Adviser, or sponsored or managed by Morgan Stanley, in the same Investment Funds. Conflicts of interest may also arise in connection with investments in the Fund by other funds advised or managed by the Adviser or any of its affiliates. Such conflicts could arise, for example, with respect to the timing, structuring and terms of such investments and the disposition of them. The Adviser or an affiliate may determine that an investment in an Investment Fund is appropriate for a particular client or for itself or its officers, Trustees, members or employees, but that the investment is not appropriate for the Fund. Situations also may arise in which the Adviser or an affiliate, or their clients, have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Adviser, its affiliates and any of their respective officers, trustees, members or employees may disadvantage the Fund in certain situations, if among other reasons, the investment activities limit the Fund’s ability to invest in a particular Investment Fund.

Management of the Fund — Personnel of the Adviser or their affiliates will devote such time as the Adviser, the Fund and their affiliates, in their discretion, deem necessary to carry out the operations of the Fund effectively. Officers and employees of the Adviser and its affiliates will also work on other projects for Morgan Stanley and its other affiliates (including other clients served by the Adviser and its affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates.

PURCHASES OF SHARES

Purchase Terms

The Fund intends to accept initial and additional purchases of Shares made after the Closing Date and the commencement of the Fund’s investment operations as of the first business day of each calendar month. Any amounts received in advance of the initial or subsequent closings are placed in an account with the Transfer Agent (as defined herein) prior to their investment in the Fund. All purchases are subject to the receipt of immediately available funds two business days prior to the applicable purchase date in the full amount of the purchase. The investor must also submit a completed application form ten business days before the applicable purchase date. The Fund reserves the right to reject any purchase of Shares and may suspend the offering of Shares at any time and from time to time.

The minimum initial investment in the Fund from each investor is $100,000, and the minimum additional investment in the Fund is $50,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (for example, with respect to certain key employees, officers or Trustees of the Fund, the Adviser or their affiliates) or with respect to investments in the Fund made by feeder funds affiliated with the Fund. The Fund may repurchase all of the Shares held by a Shareholder if the Shareholder’s account balance in the Fund, as a result of repurchase or transfer requests by the Shareholder, is less than $100,000.

Initial and any additional purchases of Shares of the Fund by any Shareholder must be made via wire transfer of funds. Initial and any additional purchases of Shares are payable in one installment.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Eligible Investors

Each investor in the Fund will be required to certify to the Fund that the Shares are being acquired for the account of an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act. Investors who are “accredited investors” are referred to in this Prospectus as “Eligible Investors.” Existing Shareholders who subscribe for additional Shares will be required to qualify as Eligible Investors at the time of each additional purchase. Qualifications that must be met in becoming a Shareholder are set out in the application form that must be completed by each prospective investor. The Distributor and/or any Selling Agent may impose additional eligibility requirements for investors who purchase Shares through the Distributor or such Selling Agent. The Fund is not designed for tax-exempt investors.

REPURCHASES AND TRANSFERS OF SHARES

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to redeem any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below. Such repurchase offers are expected to begin no earlier than January 2007 for the repurchase period ending March 31, 2007.

Repurchases of Shares

The Fund may from time to time repurchase Shares from Shareholders in accordance with written tenders by Shareholders at those times, in those amounts, and on these terms and conditions as the Board of Trustees may determine in its sole discretion. Each such repurchase offer will generally apply to up to 15% of the net assets of the Fund. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board of Trustees will consider the recommendation of the Adviser. The Adviser expects that generally, beginning in January 2007 for the repurchase period ending March 31, 2007, it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day). Shareholders will not be able to tender their Shares for repurchase by the Fund prior to the commencement of these repurchase offers, which is expected to begin no earlier than January 2007 for the repurchase period ending March 31, 2007. In determining whether to accept such a recommendation, the Board of Trustees will consider the following factors, among others:

•	whether any Shareholders have requested to tender Shares to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from Investment Funds);

•	the investment plans and working capital and reserve requirements of the Fund;

•	the relative economies of scale of the tenders with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares;

•	the availability of information as to the value of the Fund’s Shares in underlying Investment Funds;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax consequences to the Fund of any proposed repurchases of Shares; and

•	the recommendations of the Adviser.

The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and to all Shareholders. When the Board of Trustees determines that the Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Shares during the period that a repurchase offer is open may obtain the Fund’s net asset value per share by contacting the Adviser during the period. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund will repurchase a pro rata portion of the Shares tendered by each Shareholder.

Repurchases of Shares from Shareholders by the Fund will be paid in cash. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Shares from Shareholders. The Fund does not impose any charges in connection with repurchases of Shares.

In light of liquidity constraints associated with the Fund’s investments in Investment Funds and the fact that the Fund may have to effect withdrawals from Investment Funds in order to pay for Shares being repurchased, the Fund expects to employ the following repurchase procedures:

•	A Shareholder choosing to tender Shares for repurchase must do so by the Notice Date, which generally will be 45 days before the date as of which Shares are to be repurchased. Shares will be valued as of the Valuation Date, which is generally expected to be March 31, June 30, September 30 or December 31. Tenders will be revocable upon written notice to the Fund up to 30 days prior to the Valuation Date (the “Expiration Date”).

•	Promptly after the Expiration Date, the Fund will give to each Shareholder whose Shares have been accepted for repurchase a promissory note (the “Promissory Note”) entitling the Shareholder to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Shares. The determination of the value of Shares as of the Valuation Date is subject to adjustment based upon the results of the next annual audit of the Fund’s financial statements.

•	The Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for payment at two separate times.

•	The initial payment in respect of the Promissory Note (the “Initial Payment”) will be in an amount equal to at least 90% of the estimated value of the repurchased Shares, determined as of the Valuation Date. The Initial Payment will be made as of the later of (1) a period of within 30 days after the Valuation Date, or (2) if the Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from the Investment Funds.

•	The second and final payment in respect of the Promissory Note (the “Post-Audit Payment”) is expected to be in an amount equal to the excess, if any, of (1) the value of the repurchased Shares, determined as of the Valuation Date and based upon the results of the annual audit of the Fund’s financial statements for the year in which the Valuation Date occurs, over (2) the Initial Payment. It is anticipated that the annual audit of the Fund’s financial statements will be completed within 60 days after the end of each fiscal year of the Fund and that the Post-Audit Payment will be made promptly after the completion of the audit.

If modification of the Fund’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of Trustees will adopt revised procedures reasonably designed to provide Shareholders substantially the same liquidity for Shares as would be available under the procedures described above. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner.

Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (1) cash, (2) liquid securities or (3) interests in Investment Funds that the Fund has requested be withdrawn (or any combination of them), in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Shareholders tendering Shares.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

A Shareholder tendering for repurchase only a portion of the Shareholder’s Shares will be required to maintain an account balance of at least $100,000 after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder’s account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the Shareholder so that the required minimum balance is maintained or to repurchase all of the Shareholder’s Shares in the Fund.

The Fund may repurchase Shares of a Shareholder without consent or other action by the Shareholder or other person if the Fund determines that:

•	the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder;

•	ownership of Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, or require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

•	with respect to a Shareholder subject to Special Laws or Regulations, the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares; or

•	it would be in the best interests of the Fund for the Fund to repurchase the Shares.

In the event that the Adviser or any of its affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund.

Transfers of Shares

Shares may be transferred only:

•	by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder; or

•	under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

The Fund generally will not consent to a transfer of Shares by a Shareholder unless the transfer is to a single transferee which represents that it is an Eligible Investor and after the transfer, the value of the Shares held in the account of each of the transferee and transferor is at least $100,000. A Shareholder transferring Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

In subscribing for Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Adviser, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder or a substituted Shareholder in connection with any such transfer.

TAX ASPECTS

The following discussion is not intended or written to be used, and cannot be used by any person, for the purpose of avoiding United States federal tax penalties, and was written to support the promotion or marketing of the Fund. Each investor should seek advice based on such person’s particular circumstances from an independent tax advisor.

The following is a summary of certain aspects of the income taxation of the Fund and its Shareholders that should be considered by a prospective Shareholder. The summary of the U.S. federal income tax treatment of the Fund set out below is based upon the Internal Revenue Code of 1986, as amended (the “Code”), judicial decisions, Treasury Regulations (proposed and final) (the “Regulations”) and rulings in existence on the date of this Private Placement Memorandum, all of which are subject to change, possibly with retroactive effect.

The summary does not discuss the effect, if any, of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund. Nor does the summary discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the U.S. federal income tax laws, such as insurance companies, financial institutions and dealers. Each prospective Shareholder should consult with his, her or its own tax advisor in order to fully understand the U.S. federal, state, local and non-U.S. income tax consequences of an investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Further, the use of leverage by the Investment Funds could result in the receipt of unrelated business taxable income by tax-exempt investors in the Fund. Prospective tax-exempt investors are urged to consult their own counsel and tax advisers regarding the acquisition of Shares.

Distributions

The amount of any distributions the Fund pays may vary over time, depending on market conditions, the composition of the Fund’s investment portfolio, the expenses borne by the Fund, and any distributions made to the Fund by the Investment Funds. The Fund cannot guarantee, nor does the Fund currently anticipate, that it will pay any distributions.

Capital Gains Distributions

An Investment Fund may realize capital gains on the sale of portfolio securities. If it does, the Fund may make distributions out of any net short-term or long-term capital gains, normally in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year. Distributions and capital gain distributions made by the Fund are treated as withdrawals from the partnership for tax purposes.

Tax Treatment of the Fund’s Operations

Classification of the Fund. The Fund has received an opinion of Clifford Chance US LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Fund’s Board of Trustees, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, “publicly traded partnerships” are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the “Section 7704 Regulations”) provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. In particular, the Fund will not qualify under the private placement safe harbor set forth in the Section 7704 Regulation if the Fund has more than 100 Shareholders.

The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership’s status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Clifford Chance US LLP has previously rendered its opinion that, under this “facts and circumstances” test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704 of the Code, the text of the Section 7704 Regulations and certain representations of the Board of Trustees, the interests in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

Neither of the opinions of counsel described above, however, is binding on the Internal Revenue Service (the “Service”) or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Shares, would be treated as dividend income when received by the Shareholders of the Fund to the extent of the current or accumulated earnings and profits of the Fund; and Shareholders of the Fund would not be entitled to report profits or losses realized by the Fund.

UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF A FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF IT BEING AN INVESTOR IN AN INVESTMENT FUND.

As a partnership, the Fund is not subject to Federal income tax. The Fund files an annual partnership information return with the Service, which reports the results of operations. Each Shareholder of the Fund is required to report separately on its income tax return its distributive share of the Fund’s net long-term capital gain or loss, net short-term capital gain or loss and all other items of income or loss. Each Shareholder of the Fund is taxed on its distributive share of the Fund’s taxable income and gain regardless of whether it has received or will receive a distribution from the Fund. For a more detailed discussion of certain aspects of the income taxation of the Fund and its investments under Federal and state law, see the more detailed discussion of U.S. federal income tax considerations in the SAI.

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES

The Fund is not designed for tax-exempt or tax-deferred investors. Because the Investment Funds may use leverage, tax-exempt investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt investors may incur income tax liability to the extent an Investment Fund’s transactions are treated as giving rise to unrelated business taxable income. The Fund is not designed for investment by charitable remainder trusts and, therefore, such trusts may not purchase Shares. See “Tax Aspects.”

PLAN OF DISTRIBUTION

The Fund is offering on a continuous basis through the Distributor $500,000,000 in Shares. Shares will be offered during an initial public offering period (until the Initial Closing Date) at an initial offering price of $1,000 per share, plus any applicable sales load, and in a continuous offering thereafter at the Fund’s then current net asset value per Share plus any applicable sales load. The Distributor may enter into selected dealer agreements with Selling Agents that have agreed to participate in the distribution of the Fund’s Shares. Neither the Distributor nor any Selling Agent is obligated to buy any Shares from the Fund.

Shares may be purchased only from a Selling Agent or through the Distributor. To make an investment in the Fund, a prospective investor must open a brokerage account (an “Account”) with a Selling Agent or the Distributor. Shares are not available in certificated form.

Generally, the minimum required initial purchase by each investor is $100,000. Please note that a Selling Agent may establish higher minimum investment requirements than the Fund, and may independently charge transaction fees and additional amounts (which may vary) in return for their services in addition to receiving a portion of the sales load, which will reduce an investor’s return.

Once a prospective investor’s order is received, a confirmation will be sent to the investor. The investor’s Account will be debited for the purchase amount, which will be deposited into an account with Boston Financial Data Services, Inc., as the Fund’s transfer agent (the “Transfer Agent”).

The Initial Closing Date for subscriptions for Shares will be on or about             , 2006. The Fund will commence operations following the Initial Closing Date. Subsequent to the Initial Closing Date, Shares may be purchased on a monthly basis from the Distributor or a Selling Agent at the Fund’s then current net asset value per Share plus the sales load.

Investors purchasing Shares in the Fund may be charged a sales load of up to 2% of the amount of the investor’s purchase. Investments of $100,000 - $500,000 will be subject to a sales load of 2%; investments of $500,001 - $1,000,000 will be subject to a sales load of 1.5%; investments of $1,000,001 - $5,000,000 will be subject to a sales load of 1%; and investments of more than $5,000,000 will not be subject to a sales load. The Distributor and/or a Selling Agent may, at its discretion, waive the sales load for the purchase of Shares of the Fund by or on behalf of: (i) purchasers for whom the Distributor, the Adviser, Morgan Stanley or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (ii) employees and retired employees (including spouses, children, and parents of employees and retired employees) of the Distributor, the Adviser, Morgan Stanley and any affiliates of the Distributor, the Adviser or Morgan Stanley; (iii) Directors and retired directors of the Fund (including spouses, children of Directors and retired Directors); (iv) purchasers who use proceeds from an account for which the Distributor, the Adviser, Morgan Stanley or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Shares of the Fund; (v) Selling Agents and their employees (and the immediate family members of such individuals); (vi) investment advisers or financial planners that have entered into an agreement with the Distributor and that purchase Shares of the Fund for (1) their own accounts or (2) the accounts of eligible clients and that charge a fee for their services; (vii) clients of such investment advisers or financial planners described in (vi) above who place trades for the clients’ own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a Selling Agent; and (viii) orders placed on behalf of other investment companies that the Distributor, the Adviser, Morgan Stanley or an affiliated company distributes. To receive a sales charge or minimum investment waiver in conjunction with any of the above categories, an investor must, at the time of purchase, give the Distributor sufficient information to permit the Distributor to confirm that the investor qualifies for such a waiver. Notwithstanding any waiver, investors remain subject to eligibility requirements set forth in this Prospectus.

The maximum aggregate compensation payable to the Distributor, all Service Agents and all other Intermediaries that are members of the National Association of Securities Dealers, Inc., will not exceed 9.0% of the aggregate offering price of the Shares, consisting of any applicable sales load, the Shareholder Servicing Fee and any additional compensation paid by the Adviser to such Intermediaries.

ADDITIONAL INFORMATION ABOUT THE FUND

Each Fund Share represents a proportional interest in the assets of the Fund. Each Fund Share has one vote at Shareholder meetings, with fractional Shares voting proportionally, on matters submitted to the vote of Shareholders. There are no cumulative voting rights. Fund Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to Shareholders after all expenses and debts have been paid.

INQUIRIES

Inquiries concerning the Fund and Shares (including information concerning subscription and withdrawal procedures) should be directed to:

James W. Graves

Alternative Investment Partners Absolute Return Fund

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, Pennsylvania 19428-2881

Telephone: (610) 260-7600

Facsimile: (212) 507-0024

e-mail: James.Graves@morganstanley.com

APPENDIX A

PRIOR PERFORMANCE INFORMATION

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

How we calculate our composite performance:

Portfolio Composition

The Morgan Stanley AIP Liquid Markets Net Composite (the “Net Composite”) is a presentation of the combined historical performance of five funds of hedge funds and two separately managed accounts investing in hedge funds advised by the Morgan Stanley AIP Liquid Markets Team (the “Team”). Each of the constituent portfolios in the Net Composite is referred to herein as a “Portfolio” and together, as the “Portfolios”). Each Portfolio has an investment objective and investment strategies that are substantially similar to those of the Fund, with certain exceptions as noted below, and constitutes all of the actively managed liquid market assets under management by the Team. One of the Portfolios (“Separate Account 1”) is the only portfolio comprising the Net Composite for the Period from January 1991 to February 2001. During that period, Separate Account 1 was managed by three of the seven members of the Team (Please see also “Separate Considerations Regarding Separate Account 1” below). A Portfolio is included only after it has been under management for at least two calendar months. The Net Composite return for a particular month is the weighted average (based on net asset value as of the first day of such month) of the returns (as of the last day of such month) for each of the Portfolios.

The Portfolios have different inception dates, and consequently, the performance information of certain Portfolios is for a limited period of time and may not reflect performance in different economic and market cycles. Future investments will be made under different economic and market conditions. Certain historical performance was achieved before the large increase in recent years in the number of hedge funds; given a more competitive hedge fund environment, this historical performance may not be representative of expected future performance of any Portfolio or of the Fund.

Fees and Expenses Reflected In Net Composite

The Net Composite is presented as if the highest management fee and incentive allocation applicable to any Portfolio still open for investment had been applied throughout the relevant periods to the monthly gross returns on investments comprising the Net Composite. For example, the gross return each month on all investments reflected in the Net Composite was reduced by the amount of such management fee and such incentive allocation, if any, as each would have applied to that month’s return – taking into account for each month’s calculation any applicable “Hurdle Rate,” “High Water Mark” and/or “Incentive Fee Cap.” For purposes of the Net Composite, the highest management fee and inventive allocation charged to a constituent Portfolio has been used (Management Fee of 1.50%, Incentive Fee of 10% of returns in excess of the Hurdle Rate, Hurdle Rate equal to Citi Three-Month U.S. Treasury Bill Rate +3% and Incentive Fee Cap of 1.00% of ending year capital account balances for the relevant period). In the case of each Portfolio (excluding the two separately managed accounts), the Net Composite also reflects other fees and expenses that have been charged to the Portfolios, such as custodial fees, legal fees, accounting fees or other fees and expenses during the relevant time period. Many of these expenses do not exist with regard to the two separately managed accounts. These differences, and others, could also affect the degree to which the Net Composite returns represent the actual returns experienced by an investor in any of the Portfolios or in the Fund. The Net Composite performance information has not been audited and does not comply with the standards established by the Association of Investment Management and Research (“AIMR”).

Special Considerations Regarding Separate Account 1

Separate Account 1 is part of a larger portfolio of investments that includes both investments in hedge funds (what we refer to as “liquid markets” investments) and investments in private equity funds, real estate funds and co-investments in privately held companies (what we refer to as “private markets” investments). The Net Composite includes only the performance of the “liquid markets” investments of Separate Account 1, as determined on a subjective basis, in good faith, by the Adviser. In addition, the “liquid markets” investments made on behalf of the larger account that comprise Separate Account 1 were not managed as a separate portfolio on a stand-alone basis (as were the investments made by each of the other Portfolios), but, rather, their selection was influenced by the presence of the various “private markets” investments held in the larger portfolio of which Separate Account 1 is part (including investments made in private equity funds). Had Separate Account 1 been managed on a stand-alone basis, different decisions may have been made regarding whether to invest in specific “liquid markets” investments or regarding the timing of those investments. In addition, the investment objectives of the larger portfolio of which Separate Account 1 is a part and its corresponding “liquid markets” investments may be different in certain respects from those of the other Portfolios. Finally, the underlying funds that comprise Separate Account 1 are more concentrated than those of the other Portfolios (i.e., there are fewer such funds) and include certain underlying funds that subsequently closed to new investors and, thus, were not available for investment by the other Portfolios.

In addition, returns attributable to Separate Account 1 were calculated on the basis of the internal rate of return (“IRR”). Returns attributable to other Portfolios were calculated on a time-weighted return (“TWR”) basis. The Net Composite is calculated linking both return streams. TWR represents the annualized compounded periodic returns of the portfolio, simplifying the timing effect of additions or withdrawals of capital during the period by assuming that cash flows occur at a single point in time during the period. This is the accepted U.S. industry convention (as per the AIMR Performance Presentation Standards and the Global Investment Performance Standards as promulgated by the CFA Institute) for reporting returns on investments in marketable securities. IRR represents the discount rate that equates the cost of the investment with the present value of cash generated by the investment, thus accounting for the timing and magnitude of individual cash flows. The degree of similarity between the two will depend upon the frequency and magnitude of an investor’s cash flows.

To illustrate the impact of the two methodologies, the chart below shows the performance of Separate Account 1 from 2000-2004 using these methodologies:

Period	TWR (%)	IRR (%)	Difference (%)
2000	18.43	18.50	0.07
2001	8.78	8.74	(0.04)
2002	3.36	3.34	(0.02)
2003	21.18	21.07	(0.11)
2004	13.83	13.85	0.02
Annualized 2000-2004	12.93	12.91	(0.02)

Prior to joining Morgan Stanley in April 2000, when Morgan Stanley AIP was formed, John S. Coates, Ph.D., Jerome B. Baesel, Ph.D. and George A. Shows, Ph.D. were primarily responsible for implementing Separate Account 1. After Morgan Stanley AIP was formed in April 2000, Messrs. Coates, Baesel and Shows continued to be primarily responsible for implementing Separate Account 1, as well as the other Portfolios. Messrs. Coates, Baesel, and Shows, together with other current Team members Mustafa A. Jama, Jose F. Gonzalez-Heres, Paresh Bhatt and Richard J. Papetti are primarily responsible for implementing the Portfolios. For more information regarding each of the members of the Team, please see the biographies of the management team in “Management of the Fund”.

Certain Differences Among Certain Other Portfolios

One of the fund of hedge funds Portfolios was organized outside the United States, and a currency hedge is used for investment in this Portfolio’s Euro share classes. The effect of any currency hedge is not incorporated in the performance information of the Net Composite.

One of the fund of hedge funds Portfolios is a registered investment company under the 1940 Act, and is subject to additional regulatory restrictions on leverage, use of derivatives and other investment limitations, to which the other Portfolios are not subject.

Morgan Stanley AIP Liquid Markets Net Composite Monthly Returns (%)

as of June 30, 20051

	Jan %	Feb %	Mar %	Apr %	May %	Jun %	Jul %	Aug %	Sep %	Oct %	Nov %	Dec %	Year %
1991	2.73	2.31	0.99	0.91	1.44	(1.36)	1.89	1.08	1.84	0.97	(4.90)	5.11	13.43
1992	(0.25)	1.53	(2.12)	1.42	2.46	0.37	3.68	(0,18)	1.22	1.29	2.54	4.25	17.26
1993	2.18	1.05	2.03	1.30	2.36	1.16	1.56	4.40	1.42	(1.88)	(0.75)	2.27	18.34
1994	1.88	(0.70)	(0.17)	(2.28)	(0.58)	(0.36)	1.54	(0.17)	(0.04)	(1.68)	0.89	0.92	(0.81)
1995	0.89	2.64	1.44	2.40	2.52	4.47	2.46	1.26	3.05	1.14	2.11	1.89	29.57
1996	2.38	0.59	2.24	0.35	2.84	1.63	1.06	0.43	1.42	2.73	0.59	2.39	20.27
1997	1.86	1.60	1.44	1.56	0.38	1.46	3.43	0.00	2.21	(0.26)	1.08	1.96	18.00
1998	1.52	0.84	2.69	0.44	0.42	1.69	1.03	(5.64)	(1.32)	(3.04)	3.04	2.70	4.08
1999	0.39	0.98	1.68	1.96	1.38	1.98	1.04	1.61	0.79	1.24	3.24	4.89	23.27
2000	1.40	4.15	(0.77)	0.83	0.55	4.00	0.80	2.71	0.92	0.31	(1.11)	1.18	15.86
2001	2.03	0.57	0.78	0.74	0.66	0.05	0.49	0.73	(1.31)	0.85	0.51	0.78	7.06
2002	1.30	(0.03)	0.77	0.56	0.62	(1.91)	(2.06)	0.33	(0.99)	0.29	0.77	1.61	1.19
2003	1.90	0.55	0.43	1.86	1.64	0.88	0.12	0.79	1.53	0.87	1.30	0.74	13.35
2004	1.56	0.67	0.60	0.30	(0.19)	0.30	(0.10)	(0.09)	0.02	0.46	1.65	0.67	5.98
2005	0.44	0.64	(0.15)	(0.92)	(0.23)	0.97	—	—	—	—	—	—	0.75

[1]	The performance above does not reflect the impact of any placement fees paid by an investor in any Portfolio, if applicable. For a description of the placement fees associated with the Fund, please see “Plan of Distribution” for more information.

ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND

            , 2006

STATEMENT OF ADDITIONAL INFORMATION

One Tower Bridge

100 Front Street, Suite 1100

West Conshohoken, Pennsylvania 19428-2881

(610) 260-7600

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of Alternative Investment Partners Absolute Return Fund (the “Fund”) dated [            ], 2006. A copy of the prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

INVESTMENT POLICIES AND PRACTICES

The Fund is a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on May 12, 2005. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (“Shares”), are listed below. Within the limits of these fundamental policies, the management of the Fund has reserved freedom of action. As defined by the Investment Company Act of 1940 (the “1940 Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Fund’s shareholders duly called, (a) of 66 2/3% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

(1)	invest 25% or more of the value of its total assets in the securities, other than U.S. Government securities, of issuers engaged in any single industry (for purposes of this restriction, the Fund’s investments in Investment Funds (as hereinafter defined) are not deemed to be investments in a single industry).

(2)	borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets).

(3)	issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33 1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(4)	underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

(5)	make loans of money or securities to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements.

(6)	purchase or sell commodities or commodity contracts, except that it may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)	purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies or Investment Funds that invest or deal in real estate.

With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund’s policy on borrowings set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and transactions of Investment Funds (as defined below) in which assets of the Fund are invested.

The Fund’s investment objective is fundamental and may not be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act).

Certain Portfolio Securities and Other Operating Policies

As discussed in the prospectus, the Fund invests substantially all of its assets in private investment funds (“Investment Funds”) that are managed by alternative asset managers (“Investment Managers”) that employ different investment strategies in pursuit of superior risk-adjusted returns. Additional information regarding the types of securities and financial instruments in which Investment Managers may invest the assets of the Fund and Investment Funds, and certain of the investment techniques that may be used by Investment Managers, all set forth below.

Equity Securities

The investment portfolios of Investment Funds may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Investment Managers may generally invest the assets of Investment Funds in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including “micro cap” companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

Fixed-Income Securities

Investment Funds may invest in fixed-income securities. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

Investment Funds may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by an Investment Manager to be of comparable quality.

An Investment Fund’s investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

Non-U.S. Securities

Investment Funds may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent an indirect interest in securities of non-U.S. issuers. Non-U.S. securities in which Investment Funds invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the prospectus under “Risk Factors—Non-U.S. Investments.”

As a general matter, Investment Funds are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, an Investment Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Investment Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Investment Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Investment Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Investment Fund to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Investment Fund’s existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Investment Fund’s non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund’s or an Investment Fund’s investment objective, such as when an Investment Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund’s or Investment Fund’s investment portfolio.

Commodities

Certain Investment Funds may invest directly in commodities, rather than gaining exposure to commodities markets by investing in futures contracts. Unlike financial instruments, there are costs of physical storage associated with purchasing a commodity, which would not be associated with a futures contract for the same commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for a commodity while the Investment Fund has invested directly in that commodity, the value of the Investment Fund’s investment in that commodity may change accordingly.

In addition, the values of commodities are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought,

floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices. These additional variables may create additional investment risks which subject the Investment Fund investments to greater volatility than investments in traditional securities.

Money Market Instruments

The Fund and Investment Funds may invest, for defensive purposes or otherwise, some or all of their assets in high quality fixed-income securities, money market instruments and money market mutual funds, or may hold cash or cash equivalents in such amounts as the Adviser or Investment Managers deem appropriate under the circumstances. The Fund or Investment Funds also may invest in these instruments pending allocation of their respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Repurchase Agreements

Repurchase agreements are agreements under which the Fund or an Investment Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund or Investment Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund or Investment Fund might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to an Investment Fund. Reverse repurchase agreements are a form of leverage which also may increase the volatility of an Investment Fund’s investment portfolio.

Special Investment Techniques

Investment Funds may use a variety of special investment techniques to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Investment Funds may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Investment Funds may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that an Investment Fund may suffer losses as a result of its hedging activities.

Derivatives. Investment Funds may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Investment Funds to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on an Investment Fund’s performance.

If an Investment Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Investment Fund’s return or result in a loss. An Investment Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Investment Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Options and Futures. The Investment Managers may utilize options and futures contracts. They also may use so-called “synthetic” options (notional principal contracts with characteristics of an OTC option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, an Investment Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, an Investment Manager may have difficulty closing out its position. Over-the-counter options and synthetic transactions purchased and sold by Investment Funds may include options on baskets of specific securities.

The Investment Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which an Investment Fund owns the underlying security. The sale of such an option exposes an Investment Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Investment Fund’s books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Investment Funds need not be covered.

An Investment Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, an Investment Manager would ordinarily effect a similar “closing sale transaction,” which involves liquidating the position by selling the option previously purchased, although the Investment Manager could exercise the option should it deem it advantageous to do so.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) by Investment Funds could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Fund intends to conduct its operations to avoid regulation as a commodity pool. The CFTC recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to such company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Adviser will claim such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund’s Prospectus or this SAI. There is no overall limitation on the percentage of the Fund’s net assets which may be subject to a hedge position.

Investment Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting an Investment Fund to substantial losses.

Successful use of futures also is subject to an Investment Manager’s ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Some or all of the Investment Managers may purchase and sell stock index futures contracts for an Investment Fund. A stock index future obligates an Investment Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

Some or all of the Investment Managers may purchase and sell interest rate futures contracts for an Investment Fund. An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Investment Managers may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

Some or all of the Investment Managers may purchase and sell commodity futures. A commodity future creates an obligation to purchase or sell an amount of a specific commodity at a future date at a specific price.

Options on Securities Indexes. Some or all of the Investment Managers may purchase and sell for the Investment Funds call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes or non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by an Investment Manager of options on stock indexes will be subject to the Investment Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements. The Investment Managers may enter into equity, interest rate, and index and currency rate swap agreements on behalf of Investment Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by an Investment Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Investment Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, an Investment Fund’s risk of loss consists of the net amount of payments that it contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by an Investment Manager in whose investment vehicles the Fund could not invest directly, perhaps because of their investment minimums or their unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Fund currently does not intend to use swaps or other derivatives in this manner.

Lending Portfolio Securities

An Investment Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. An Investment Fund generally will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Investment Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, an Investment Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Investment Fund enters into the commitment, but the Investment Fund does not make payment until it receives delivery from the counterparty. After an Investment Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, (i.e., appreciating when interest rates decline and depreciating when interest rates rise), based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose an Investment Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when an Investment Fund is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of an Investment Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases, the Investment Fund may incur a loss.

REPURCHASES AND TRANSFERS OF SHARES

Repurchase Offers

As discussed in the prospectus, offers to repurchase Shares will be made by the Fund at such times and on such terms as may be determined by the Fund’s Board of Trustees (the “Board”), in its sole discretion in accordance with the provisions of applicable law. In determining whether the Fund should repurchase Shares from shareholders of the Fund (“Shareholders”) pursuant to written tenders, the Fund’s Board will consider the recommendation of the Adviser. The Board also will consider various factors, including but not limited to those listed in the prospectus, in making its determinations.

The Fund’s Board will cause the Fund to make offers to repurchase Shares from Shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all Shareholders of the Fund. When the Fund’s Board determines that the Fund will repurchase Shares, notice will be provided to each Shareholder of the Fund describing the terms thereof, and containing information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. Shareholders who are deciding whether to tender their Shares during the period that a repurchase offer is open may ascertain an estimated net asset value of their Shares (which is calculated once a month at month-end) from State Street Bank and Trust Company, the administrator for the Fund, during such period. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder.

Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or (iii) interests in Investment Funds that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of any outstanding repurchase offer.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Fund’s Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

Mandatory Redemptions

As noted in the prospectus, the Fund has the right to redeem Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances. Such mandatory redemptions may be made if:

•	Shares have been transferred or vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Shareholder;

•	ownership of Shares by a Shareholder or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

•	continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal consequences;

•	any of the representations and warranties made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true; or

•	it would be in the best interests of the Fund to redeem Shares.

Transfers of Shares

With very limited exceptions, Shares are not transferable and liquidity will be provided only through the repurchase offers that will be made from time to time by the Fund. No transfer of Shares will be permitted by the Fund unless the transferee is an “Eligible Investor” (as defined in the prospectus) and after the transfer the value of the Shares beneficially owned by each of the transferor and the transferee is at least equal to the Fund’s minimum investment requirement.

The Fund’s organizational documents provide that each Shareholder has agreed to indemnify and hold harmless the Fund, the Board, the Adviser, each other Shareholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Shareholder in violation of these provisions or any misrepresentation made by such Shareholder in connection with any such transfer.

MANAGEMENT OF THE FUND

Officers and Trustees

The Trustees supervise the Fund’s affairs under the laws governing statutory trusts in the State of Delaware. The Trustees have approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund.

The Board of the Fund consists of nine Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley Investment Management Inc. (“MSIM”) (the “Institutional Funds”) and all of the funds advised by Morgan Stanley Investment Advisors Inc. (“MSIA”) (the “Retail Funds”). Seven Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser or its parent company, Morgan Stanley. These Trustees are the “non-interested” or “Independent Trustees” of the Fund. The other two Trustees (the “Interested Trustees”) are affiliated with the Adviser.

Independent Trustees

The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2005) and other trusteeships/directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment advisor that is an affiliated person of the Adviser (including but not limited to MSIM and MSIA).

INDEPENDENT TRUSTEES
Name Age, and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships Held by Trustee
Michael Bozic (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 919 Third Avenue New York, NY 10022-3902	Trustee	Since July 2003	Private investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise; Group of Sears Roebuck & Co.	197	Director of various business organizations.

Edwin J. Garn (72) 1031 North Chartwell Court Salt Lake City, UT 84111	Trustee	Since July 2003	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (lobbying and consulting firm) (2000-2004), United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	197	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific; (multilevel marketing); member of the board of various civic and charitable organizations.

INDEPENDENT TRUSTEES
Name Age, and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships Held by Trustee
Wayne E. Hedien (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 919 Third Avenue New York, NY 10022-3902	Trustee	Since July 2003	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	197	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; director of various other business and charitable organizations.

Dr. Manuel H. Johnson (56) c/o Johnson Smick Group Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 2003	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	197	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).

Joseph J. Kearns (62) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001 - July 2003); formerly CFO of the J. Paul Getty Trust.	198	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.

Michael E. Nugent (69) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Trustee	Since July 2001	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	197	Director of various business organizations.

INDEPENDENT TRUSTEES
Name Age, and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships Held by Trustee
Fergus Reid (72) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	198	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

(1)	This is the earliest date the Trustee began serving the Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
(2)	The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and Institutional Funds, as applicable.

Interested Trustees

The Trustees who are affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Interested Trustee (as of December 31, 2005) and the other trusteeships/ directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEES
Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships Held by Trustee
Charles A. Fiumefreddo (72) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Chairman of the Board and Director	Since July 2003	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	197	None.

James F. Higgins (57) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since July 2003	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Morgan Stanley Distributors Inc. and Dean Witter Realty Inc.; previously President and Chief Operating Officer of the Private Client Group of Morgan Stanley (May 1999-August 2000), and President and Chief Operating Officer of Individual Securities of Morgan Stanley (February 1997-May 1999).	197	Director of AXA Financial, Inc. and the Equitable Life Assurance Society of the United States (financial services).

(1)	This is the date the Trustee began serving the Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
(2)	The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and Institutional Funds, as applicable.

Officers

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Ronald E. Robison (66) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	Since July 2003	President (since September 2005) and Principal Executive Officer of the Funds in the Fund Complex (since May 2003); Managing Director of Morgan Stanley & Co. Incorporated and Morgan Stanley; Managing Director and Director of Morgan Stanley Investment Management Inc., Morgan Stanley Distribution Inc. and Morgan Stanley Distributors Inc.; Managing Director, Chief Administrative Officer and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Chief Executive Officer and Director of Morgan Stanley Trust; Director of Morgan Stanley SICAV (since May 2004); Executive Vice President and Principal Executive Officer of the Institutional Funds (since July 2003) and the Retail Funds (since April 2003); President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; previously, Executive Vice President (July 2003 – September 2005) of funds in the Fund Complex and the Van Kampen Funds. He was also previously President and Director of the Retail Funds (March 2001 – July 2003), Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Chief Executive Officer and Chairman of Van Kampen Investor Services.

Joseph J. McAlinden (62) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2003	Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.; Chief Investment Officer of the Van Kampen Funds; Vice President of the Institutional Funds (since July 2003) and the Retail Funds (since July 1995).

Barry Fink (50) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2003	General Counsel (since May 2000) and Managing Director (since December 2000) of Morgan Stanley Investment Management; Managing Director (since December 2000), Secretary (since February 1997) and Director (since July 1998) of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Vice President of the Retail Funds; Assistant Secretary of Morgan Stanley DW Inc.; Vice President of the Institutional Funds (since July 2003); Managing Director, Secretary and Director of Morgan Stanley Distributors Inc.; previously Secretary (February 1997-July 2003) of the Retail Funds and General Counsel (February 1997-April 2004) of the Retail Funds; previously Vice President and Assistant General Counsel of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. (February 1997 – December 2001).

Amy R. Doberman (43) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. (since July 2004); Vice President of the Institutional and Retail Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); previously, Managing Director and General Counsel-Americas, UBS Global Asset Management (July 2000-July 2004) and General Counsel, Aeltus Investment Management, Inc. (January 1997 – July 2000).

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Carsten Otto (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Executive Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Executive Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.; formerly Assistant Secretary and Assistant General Counsel of the Morgan Stanley Retail Funds.

Stefanie V. Chang (38) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since December 1997	Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc.; Vice President of the Institutional Funds (since December 1997) and the Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance US LLP).

Cory Pulfrey (44) One Tower Bridge 100 Front Street, Suite 1100 West Conshohocken, PA 19428-2881	Vice President	Since January 2003	Managing Director of Morgan Stanley AIP; Lead Portfolio Manager for the Private Markets Portfolios; formerly Managing Director of the Weyerhauser Pension Fund Investment Group.

Mary E. Mullin (38) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since June 1999	Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.; Secretary of the Institutional Funds and (since July 2003) the Retail Funds; formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

James Garrett (36) 1221 Avenue of the Americas New York, NY 10020	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration of Morgan Stanley Investment Management; Executive Director of Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc.; Treasurer and Chief Financial Officer of the Institutional Funds; previously with PriceWaterhouse LLP (now PricewaterhouseCoopers LLP).

Noel Langlois (34) One Tower Bridge 100 Front Street, Suite 1100 West Conshohocken, PA	Assistant Treasurer	Since January 2003	Executive Director of Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc.; Officer of various U.S. registered investment companies managed by Morgan Stanley Investment Management Inc.; formerly with PriceWaterhouseCoopers LLP (formerly Pricewaterhouse LLP).

Jacqueline Dentner (40) One Tower Bridge 100 Front Street, Suite 1100 West Conshohocken, PA	Assistant Treasurer	Since April 2005	Vice President of Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc.; formerly Assistant Vice President of Van Kampen Investment Advisory Corp; formerly with The Vanguard Group.

(1)	This is the earliest date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.
(2)	The dates referenced below indicating commencement of service as Officer of the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Fund: Lou Anne D. McInnis, Joseph Benedetti, Joanne Antico, Daniel Burton, Tara A. Farrelly, Alice J. Gerstel, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Julien H. Yoo, Jennifer Cattier and Bernard Peterson.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser, MSIA or MSIM) for the calendar year ended December 31, 2005 is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (as of December 31, 2005)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of December 31, 2005)
Independent:
Michael Bozic	N/A	over $100,000
Edwin J. Garn	N/A	over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Fund (as of December 31, 2005)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of December 31, 2005)
Wayne E. Hedien	N/A	over $100,000
Dr. Manuel N. Johnson	N/A	over $100,000
Joseph J. Kearns(1)	N/A	over $100,000
Michael E. Nugent	N/A	over $100,000
Fergus Reid(1)	N/A	over $100,000
Interested:
Charles A. Fiumefreddo	N/A	over $100,000
James F. Higgins	N/A	over $100,000

(1)	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2005, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $[ ] and $[ ], respectively, pursuant to the deferred compensation plan.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

As of December 31, 2005, the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding Shares of the Fund.

Independent Trustees and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Institutional Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia. These are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Institutional Funds’ Boards, such individuals may reject other attractive assignments because the Institutional Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Insurance Committee, and three Trustees, all of whom are Independent Trustees, serve as members of the Governance Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.

The Board of Trustees has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid. None of the members of the Audit Committee is an “interested person,” as defined under the 1940 Act with such disinterested Trustees being “Independent Trustees” or individually, “Independent Trustee”). Each Independent Trustee is also “independent” from the Fund under the listing standards of the New York Stock Exchange, Inc. (“NYSE”). The current Chairman of the Audit Committee is Dr. Manuel H. Johnson.

The Board of Trustees also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund’s Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund’s Independent Trustees as candidates for election as Independent Trustees, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Trustees and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees. The members of the Governance Committee are currently Messrs. Reid, Bozic and Garn, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund for which the Independent Trustee serves. Persons recommended by the Fund’s Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirement of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nomination from Shareholders to the Board. Nominations from Shareholders should be in writing and sent to the Independent Trustees as described below.

Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Trustees.

Advantages of Having the Same Individuals as Independent Trustees for the Retail Funds and Institutional Funds

The Independent Trustees and the funds’ management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of these funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund’s service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on the boards of the Retail Funds and Institutional Funds enhances the ability of each fund to obtain, at modest cost to each, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

Shareholder Communications. Shareholders may send communications to the Fund’s Board of Trustees. Shareholders should send communications intended for the Fund’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation of Trustees and Officers

Each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the funds. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds’ portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses the Independent Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as a Trustee or officer.

The Fund maintains a Deferred Compensation Plan (the “DC Plan”) which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, funds in the Fund Complex (which includes all of the Retail and Institutional Funds) maintained a similar unfunded Deferred Compensation Plan (the “Prior DC Plan”) which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees of a fund in the Fund complex throughout the year.

The following table shows estimated aggregate compensation payable to each of the Fund’s Trustees by the Fund for the fiscal year ending December 31, 2006 and the aggregate compensation paid to each of the Fund’s Trustees by the Fund Complex for the calendar year ended December 31, 2005.

Compensation

Name of Trustee	Estimated Aggregate Compensation from the Fund	Number of Portfolios in the Fund Complex from which the Trustee Received Compensation	Total Compensation from the Fund Complex Payable to Trustees (as of December 31, 2005) (5)
			[To be updated]
Independent::
Michael Bozic(1)(3)		197	$178,000
Edwin J. Garn(1)(3)		197	$178,000
Wayne E. Hedien(1)(2)		197	$178,000
Dr. Manuel H. Johnson(1)		197	$238,000
Joseph J. Kearns(1)(4)		198	$219,903
Michael Nugent(1)(2)		197	$208,000
Fergus Reid(1)(3)		198	$221,376
Interested:
Charles A. Fiumefreddo(2)		197	$360,000
James F. Higgins(2)		197	$0

(1)	Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee, and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2)	Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.
(3)	Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.
(4)	Includes amounts deferred at the election of the Trustee under the DC Plan.
(5)	Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis.

Prior to December 31, 2003, 49 of the Retail Funds (the “Adopting Funds”) had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an “Eligible Trustee”) would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee’s retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund’s Independent Trustees by the 48 Retail Funds for the calendar year ended December 31, 2005, and the estimated retirement benefits for the Independent Trustees from the 48 Retail Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program. [To be updated]

	Retirement Benefits Accrued as Fund Expenses	Estimated Annual Benefits Upon Retirement(1)
Name of Independent Trustee	By All Adopting Funds	From All Adopting Funds
Michael Bozic	$19,437	$46,871
Edwin J. Garn	$28,779	$46,917
Wayne E. Hedien	$37,860	$40,020
Dr. Manuel H. Johnson	$19,701	$68,630
Michael E. Nugent	$35,471	$61,377

(1)	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee’s life.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Fund and approved Codes of Ethics adopted by the Adviser and Morgan Stanley & Co. Incorporated (“Morgan Stanley & Co.”) (collectively the “Codes”). The Codes are intended to ensure that the interests of Shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Fund, the Adviser, and Morgan Stanley & Co. (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons, including with respect to securities that may be purchased or held by the Fund. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

Investment Advisory and Distribution Agreements

The Adviser is a wholly owned subsidiary of Morgan Stanley. The principal offices of Morgan Stanley are located at 1585 Broadway, New York, New York 10036 and the principal offices of the Adviser are located at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohoken, Pennsylvania 19428-2881.

Pursuant to an Investment Advisory Agreement with the Fund (the “Advisory Agreement”), the Adviser receives compensation for providing investment advisory services in the amounts described below. In managing the Fund, the Adviser may use the services of associated investment personnel employed by its affiliated institutional asset management companies.

Advisory Fees

The Adviser is entitled to receive a monthly advisory fee at an annual rate of 1.50% of the value of the Fund’s month end net assets. The Adviser has contractually agreed to a reduction in the fees payable to them and/or to reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 2.25% of the Fund’s net assets for the 12 month period beginning on the Fund’s initial closing date for subscriptions for Shares. In determining the actual amount of contractual fee waiver and/or expense reimbursement for the Fund, if any, the Adviser excludes from annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed.

Approval of the Advisory Agreement

The Advisory Agreement was approved by the Fund’s Board (including a majority of the Independent Trustees) at a meeting held in person on April 28, 2005 and was also approved by the then sole Shareholder of the Fund. The Advisory Agreement of the Fund has an initial term of two years from the date of its execution. The Advisory Agreement will continue in effect from year to year thereafter so long as such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days’ prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the Investment Company Act and the rules thereunder.

In approving the Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Adviser’s expenses in providing the services and the profitability of the Adviser and its affiliated companies and other benefits it derives from its relationship with the Fund. The Independent Trustees reviewed reports from third parties and management about the foregoing factors and changes, if any, in such items since the preceding year’s deliberations. The Independent Trustees gave particular consideration to the following factors:

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services that the Adviser will provide under the Advisory Agreement, including selection of Investment Funds for investment of the Fund’s assets, allocation of the Fund’s assets among, and monitoring performance of, Investment Funds, evaluation of risk exposure of Investment Funds and reputation, experience and training of Investment Managers, management of short-term cash and operations of the Fund, day-to-day portfolio management and general due diligence examination of Investment Funds before and after committing assets of the Fund for investment. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services that the Adviser will provide under the Advisory Agreement, including, among other things, providing to the Fund office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the investment advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services to be provided in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided were necessary and appropriate for the conduct of the business and investment activities of the Fund.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board considered that the Adviser plans to arrange for a public offering of shares of the Fund to raise assets for investment and that the offering had not yet begun. The Board concluded that, since the Fund had no assets to invest and had no track record of performance, this was not a factor it needed to address at this time.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the fee for advisory and administrative services (the “management fee”) proposed to be paid by the Fund under the Advisory Agreement. The Board noted that the structure of the compensation to be paid to the Adviser by the Fund, namely, an asset-based management fee, was different from that payable to the Adviser by the existing fund of hedge funds (the “Existing Fund”) managed by the Adviser with investment strategies comparable to those of the Fund, namely an asset-based management fee and a performance-based incentive allocation. The Board also noted that the Fund will be offered to a very different group of investors than the Existing Fund, some of which may not be eligible under the Investment Advisers Act of 1940, as amended, to be charged a performance-based fee. Given these differences, the Board concluded that the different management fee rate to be paid to the Adviser by the Fund was understandable.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed information provided by the Adviser regarding the management fee rates paid by other funds with investment strategies comparable to those of the Fund that are managed by other advisers with no performance-based fee (the “expense peer group”). The Board also reviewed the management fee rate to be paid by the Fund and the total expense ratio (as estimated by the Adviser) of the Fund. The Board noted that: (i) the Fund’s management fee rate was lower than the management fee rate of each of the funds in the expense peer group; and (ii) the Fund’s estimated total expense ratio was lower than the total expense ratio of the majority of the funds included in the Fund’s expense peer group. The Board concluded that the Fund’s management fee and estimated total expense ratio were competitive with those of the Fund’s expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Advisory Agreement and noted that it does not include any breakpoints. The Board considered that the Fund had not begun operations and concluded that economies of scale for this Fund were not a factor that needed to be considered at this time.

Profitability of Adviser and Affiliates

Since the Fund has not begun operations and has not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at this time.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” that the Adviser and its affiliates may reasonably be expected to derive from their relationship with the Fund and the Morgan Stanley Fund Complex, such as “float” benefits derived from handling of checks for purchases and sales of Fund shares through a broker-dealer affiliate of the Adviser. The Board also considered that affiliates of the Adviser will receive from the Fund a Shareholder Servicing Fee for services to be provided by each affiliate to its customers who are shareholders of the Fund. The Board also considered that an affiliate of the Adviser will receive a Placement Fee from investors in the Fund for placing Fund shares with those investors. The Board considered the float benefits and concluded that they were relatively small. The Board also considered the Shareholder Servicing Fee and the Placement Fee and concluded that those fees were competitive with those of comparable funds, based on information provided by the Adviser.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Fund (“soft dollars”). The Board noted that the Fund invests substantially all of its assets in Investment Funds which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement. The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser to be monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the proposed Advisory Agreement.

The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Adviser and the financial strength of the Adviser and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by legal counsel to the Fund as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Fund and its Shareholders.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Adviser is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

Distributors

Morgan Stanley & Co. Incorporated and Van Kampen Funds Inc., each a wholly owned subsidiary of Morgan Stanley, serve as the Fund’s distributors pursuant to separate distribution agreements. The principal offices of Morgan Stanley & Co. Incorporated are located at 1585 Broadway, New York, New York 10036. The principal offices of Van Kampen Funds Inc. are located at 1221 Avenue of the Americas, New York, New York 10020.

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of December 31, 2005, John S. Coates managed              registered investment companies with a total of approximately $             billion in assets;              pooled investment vehicles other than registered investment companies with a total of approximately $         million in assets; and              other accounts with a total of approximately $             million in assets. Mustafa A. Jama managed              registered investment companies with a total of approximately $             billion in assets;              pooled investment vehicles other than registered investment companies with a total of approximately $             million in assets; and              other accounts with a total of approximately $             million in assets. Jerome B. Baesel managed

registered investment companies with a total of approximately $             billion in assets;              pooled investment vehicles other than registered investment companies with a total of approximately $             million in assets; and              other accounts with a total of approximately $             million in assets. George A. Shows managed              registered investment companies with a total of approximately $             billion in assets;              pooled investment vehicles other than registered investment companies with a total of approximately $             million in assets; and              other accounts with a total of approximately $             million in assets. Jose F. Gonzalez-Heres managed              registered investment companies with a total of approximately $             billion in assets;              pooled investment vehicles other than registered investment companies with a total of approximately $             million in assets; and              other accounts with a total of approximately $             million in assets. Paresh Bhatt managed              registered investment companies with a total of approximately $             billion in assets;              pooled investment vehicles other than registered investment companies with a total of approximately $             million in assets; and              other accounts with a total of approximately $             million in assets. Richard J. Papetti managed              registered investment companies with a total of approximately $             billion in assets;              pooled investment vehicles other than registered investment companies with a total of approximately $             million in assets; and              other accounts with a total of approximately $             million in assets.

Securities Ownership of Portfolio Managers

As of December 31, 2005, none of Mustafa A. Jama, Jerome B. Baesel, George A. Shows, Jose F. Gonzalez-Heres, Paresh Bhatt or Richard J. Papetti owned any securities in the Fund.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Components of discretionary compensation may include:

•	Cash Bonus;

•	Morgan Stanley’s Equity Incentive Compensation Program (EICP) awards – a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•	Investment Management Deferred Compensation Plan (IMDCP) awards – a mandatory program that defers a portion of discretionary year-end compensation and notionally allocates it to designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally allocate a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include one of the Portfolios;

•	Select Employees’ Capital Accumulation Program (SECAP) awards – a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and

•	Voluntary Equity Incentive Compensation Program (VEICP) awards – a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors typically include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

Fund Expenses

The Fund bears all expenses incurred in its business and operations other than those specifically required to be borne by the Adviser pursuant to the Advisory Agreement. Expenses borne by the Fund (and thus indirectly by its investors) include, but are not limited to, the following:

•	all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the underlying Investment Funds including any fees and expenses charged by the Investment Managers of the Investment Funds (including management fees, performance or incentive fees or allocations and redemption or withdrawal fees, however titled or structured), all costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, including its investments in Investment Funds (whether or not consummated), and enforcing the Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	any non-investment related interest expense;

•	attorneys’ fees and disbursements associated with preparing and updating the Fund’s registration statement and with reviewing potential investments to be made in Investment Funds;

•	fees and disbursements of any accountants engaged by the Fund, expenses related to the annual audit of the Fund and the preparation of the Fund’s information;

•	fees paid and out-of-pocket expenses reimbursed to the Administrator; recordkeeping, custody and transfer fees and expenses;

•	the costs of errors and omissions/Trustees’ and officers’ liability insurance and a fidelity bond;

•	the Management Fee;

•	the Shareholder Servicing Fee (as defined in the prospectus);

•	the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to shareholders of the Fund;

•	fees of Trustees who are not “interested persons” and travel expenses of Trustees relating to meetings of the Board of Trustees of the Fund and committees thereof;

•	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund;

•	any extraordinary expenses, including indemnification expenses as provided for in the Fund’s organizational documents; and

•	the Fund’s organizational expenses and offering costs. The Fund will amortize its organizational expenditures as set forth below.

The Adviser will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund, except as otherwise provided above.

The Fund’s organizational and offering expenses are estimated at $450,000. The Fund’s organizational expenses will initially be borne by the Adviser. The Fund will reimburse the Adviser for these expenditures through monthly expense allocations credited to or debited against the capital accounts of all Shareholders based on the percentage that a Shareholder’s investment in the Fund bears to the total investments in the Fund by all Shareholders as of the relevant allocation date. Such allocations will occur over a period not to exceed the Fund’s first fiscal year following the Initial Closing Date. The Adviser has agreed to limit the amount of each monthly reimbursement payment by the Shareholders to 0.0333% (0.40% on an annualized basis) of the Fund’s net assets as of the end of each month during such period. If, after the end of such fiscal year, all of the organizational expenses have not been reimbursed to the Adviser from the monthly expense allocations, the Adviser will bear the remaining portion of such expenses. If the Adviser is completely reimbursed before the end of such fiscal year, new Shareholders and existing Shareholders that purchase additional Shares will be allocated a proportional share of the amount previously reimbursed to the Adviser.

The Fund also will bear certain ongoing offering costs associated with any periodic offers of Shares. Offering costs cannot be deducted by the Fund or the Shareholders.

The Investment Funds bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund. The Investment Managers generally will charge asset-based fees to and receive performance-based allocations from the Investment Funds, which effectively will reduce the investment returns of the Investment Funds and the amount of any distributions from the Investment Funds to the Fund. These expenses, fees and allocations will be in addition to those incurred by the Fund and its Shareholders.

Proxy Voting Policies and Procedures and Proxy Voting Record

While it is unlikely that the Fund will hold voting securities on a regular basis pursuant to its stated investment policies, the Fund may, from time to time, hold voting Shares in an Investment Fund and may at some point vote a proxy. The Board of Trustees of the Fund believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The following is a summary of the Adviser’s Proxy Voting Policy (“Proxy Policy”).

The Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Adviser has formed a Proxy Review Committee (“Committee”) comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long term investment returns. The Proxy Policy provides that the Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. The Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee. The Adviser will generally not vote a proxy if it has sold the affected security between the record date and the meeting date.

The Proxy Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

•	Generally, routine proposals will be voted in support of management.

•	With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management’s nominees.

•	The Adviser will vote in accordance with management’s recommendation with respect to certain nonroutine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

•	The Adviser will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.).

•	The Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.), which may have a substantive financial or best interest impact on an issuer.

•	The Adviser will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc).

•	The Adviser will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.).

•	Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, requiring diversity of board membership relating to broad based social, religious or ethnic groups, proposals that limit retirement benefits or executive compensation, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

Conflicts of Interest

If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and the Committee will have sole discretion to cast a vote.

Third Parties

To assist in its responsibility for voting proxies, and the Adviser has retained Institutional Shareholder Services (“ISS”) and Glass Lewis has been retained as experts in the proxy voting and corporate governance area. In addition to ISS and Glass Lewis, the Adviser may from time to time retain other proxy research providers, ISS, Glass Lewis and these other proxy research providers are referred to as “Research Providers.” The services provided to the Adviser by the Research Providers include in depth research, global issuer analysis, and voting recommendations. While the Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

Further Information

A copy of the Proxy Policy, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available on our web site at www.morganstanley.com/funds and on the SEC’s web site at www.sec.gov.

CONFLICTS OF INTEREST

The Adviser and the Investment Managers

The Adviser also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals who, on behalf of the Adviser, provide investment advisory services to the Fund are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

Set out below are practices that the Adviser and may follow. Although the Adviser anticipates that Investment Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Manager will adhere to, and comply with, its stated practices.

Participation in Investment Opportunities

The Adviser expects to employ an investment program for the Fund that is substantially similar to the investment program employed by it for certain Adviser Accounts. As a general matter, the Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration for those Adviser Accounts. Similarly, the Adviser anticipates that each Investment Manager will consider participation by the Fund or an Investment Fund in which the Fund participates in all appropriate investment opportunities that are also under consideration for investment by the Investment Manager for Investment Funds and other accounts managed by the Investment Managers, other than the Fund (“Investment Manager Accounts”, and together with the Adviser Accounts, “Other Accounts”), that pursue investment programs similar to that of the Fund. There may be circumstances, however, under which the Adviser or Investment Manager will cause one or more Other Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser or Investment Manager will commit the Fund’s assets. There also may be circumstances under which the Adviser or Investment Manager will consider participation by Other Accounts in investment opportunities in which the Adviser or Investment Manager does not intend to invest on behalf of the Fund, or vice versa.

The Adviser evaluates for the Fund and for the Other Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or an Other Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Other Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Other Accounts may differ from time to time. In addition, the fees and expenses of the Fund differ from those of the Other Accounts. Accordingly, the future performance of the Fund and the Other Accounts will vary.

When the Adviser determines that it would be appropriate for the Fund and one or more Other Accounts to participate in an investment transaction in the same Investment Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Other Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Adviser or an Investment Manager for the Other Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Investment Managers with respect to Investment Funds) on the combined size of positions that may be taken for the Fund, or an Investment Fund in which the Fund participates and/or the Other Accounts, thereby limiting the size of the Fund’s or an Investment Fund’s position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Fund and the Other Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a “joint transaction” (as defined in the 1940 Act) with the Other Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See “Other Matters” below.

Directors, principals, officers, employees and affiliates of the Adviser and each Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser or an Investment Manager, or by the Adviser for the Other Accounts, that are the same as, different from or made at a different time than, positions taken for the Fund or an Investment Fund.

Investment Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser or its affiliates. In addition, Investment Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide to one or more Other Accounts or the Fund.

Other Matters

An Investment Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Other Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Investment Manager determined it was appropriate for the Investment Fund to purchase and an Other Account to sell, or the Investment Fund to sell and an Other Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, Trustees, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, Trustees, advisers or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, Trustees, officers or employees may give rise to conflicts of interest other than those described above.

CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts

The Fund maintains a separate capital account for each Shareholder (including the Adviser, or any of its affiliates to the extent any of them contributes capital to the Fund as a Shareholder). Each such capital account has an opening balance equal to the Shareholder’s initial contribution to the capital of the Fund and is increased by the sum of the amount of cash and the value of any securities contributed by the Shareholder to the capital of the Fund, plus any amounts credited to the Shareholder’s capital account as described below. Each Shareholder’s capital account is reduced by the sum of the amount of any repurchase by the Fund of the Shares, held by the Shareholder, plus the amount of any distributions to the Shareholder that are not reinvested, plus any amounts debited against the Shareholder’s capital account as described below.

Capital accounts of Shareholders are adjusted as of the close of business on the last day of each of the Fund’s fiscal periods. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of the Fund’s business on the first to occur of the following: (1) the last day of a fiscal year of the Fund; (2) the last day of a taxable year of the Fund; (3) the day preceding any day on which a contribution to the capital of the Fund is made; (4) any day on which the Fund repurchases any Shares of any Shareholder; (5) the day on which a substituted Shareholder is admitted; or (6) any day on which any amount is credited to or debited against the capital accounts of all Shareholders in accordance with their “investment percentages.” An “investment percentage” will be determined for each Shareholder as of the start of each fiscal period by dividing the balance of the Shareholder’s capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Shareholders as of that date.

Allocation of Net Profits and Net Losses

Net profits or net losses of the Fund for each of its fiscal periods are allocated among and credited to or debited against the capital accounts of all Shareholders as of the last day of the fiscal period in accordance with Shareholders’ investment percentages for the fiscal period. Net profits or net losses are measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses, before giving effect to any repurchases by the Fund of Interests or portions of Interests, and excluding the amount of any items to be allocated among the capital accounts of the Shareholders other than in accordance with the Shareholders’ investment percentages. Allocations for U.S. federal income tax purposes generally are made among the Shareholders so as to reflect equitably amounts credited or debited to each Shareholder’s capital account for the current and prior fiscal years. See “Tax Aspects - Tax Treatment of the Fund’s Operations - Allocation of Profits and Losses” in the SAI.

Allocation of Special Items - Certain Withholding Taxes and Other Expenditures

Withholding taxes or other tax obligations incurred by the Fund that are attributable to any Shareholder will be debited against the capital account of that Shareholder as of the close of the fiscal period during which the Fund paid those obligations, and any amounts distributable at or after that time to the Shareholder will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Shareholder and any successor to the Shareholder’s Interest is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess.

The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Shareholder, although in the event that the Fund determines that a Shareholder is eligible for a refund of any withholding tax, it may, at the request and expense of the Shareholder, assist the Shareholder in applying for the refund.

Any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Shareholders, will generally be charged to only those Shareholders on whose behalf the payments are made or whose circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Shareholders as of the close of the fiscal period during which the items were paid or accrued by the Fund.

Reserves

The Fund may cause appropriate reserves to be created, accrued and charged against net assets and proportionately against the capital accounts of the Shareholders for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) that the Fund may deem necessary or appropriate. The amount of any reserves and any increase or decrease in them will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Shareholders at the time when the reserves are created, increased or decreased, except that, if the reserves, or any increase or decrease in them, exceeds the lesser of $500,000 or 1.0% of the aggregate value of the capital accounts of all those Shareholders, the amount of the reserves, increase, or decrease may instead be charged or credited to those investors who were Shareholders at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

TAX ASPECTS

The following discussion is not intended or written to be used, and cannot be used by any person, for the purpose of avoiding United States federal tax penalties, and was written to support the promotion or marketing of the Fund. Each investor should seek advice based on such person’s particular circumstances from an independent tax advisor.

The following is only a summary of certain additional federal income and tax considerations generally affecting the Fund and its U.S. Shareholders that are not described in the Fund’s prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its Shareholders, and the discussion here and in the Fund’s prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder (the “Regulations”) as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

This summary also does not discuss all of the tax consequences that may be relevant to a particular Shareholder or to Shareholders that acquire Shares in the Fund other than for cash. Certain classes of Shareholders (including insurance companies, tax-exempt organizations, employee stock ownership plans, financial institutions, brokers, dealers, subchapter S corporations, persons whose functional currency is not the U.S. dollar, persons that hold their Shares as a hedge or otherwise have hedged (or will hedge) the risk of holding Shares, persons that hold Shares as part of (or in connection with) a “straddle,” “conversion” or other integrated transaction or persons who actually or constructively own 10 percent or more of certain equity securities or voting control of any company in which the Fund invests) may be subject to special rules not discussed below. Such Shareholders should consult with their own tax advisors as to the tax consequences of an investment in the Fund. In addition, the following discussion does not address the U.S. federal, state or local income tax consequences relevant to non-U.S. Shareholders. Non-U.S. Shareholders should consult with their own tax advisors as to the tax consequences of an investment in the Fund.

Notwithstanding anything to the contrary in the prospectus or this SAI, each Shareholder (and each employee, representative, or other agent of such Shareholder, as applicable) may disclose to any and all persons, without limitation of any kind, the U.S. federal and state tax treatment and tax structure of the transactions described herein or contemplated hereunder and all materials of any kind (including any opinions or other tax analyses) that are provided to the Shareholders relating to such tax treatment and tax structure. For this purpose, “tax structure” is limited to facts relevant to the U.S. federal and state tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors.

Tax Treatment of the Fund’s Operations

Classification of the Fund. Prior to commencement of operations, the Fund received an opinion of Clifford Chance US LLP, counsel to the Fund, substantially to the effect that, based on the Code and Regulations, as in effect on the date of the opinion, as well as under relevant authority interpreting the Code and Regulations, and certain representations of the Adviser, the Fund will be treated as a partnership for U.S. federal income tax purposes and not as an association taxable as a corporation. Clifford Chance US LLP also provided the Fund with an opinion substantially to the effect that based upon, among other things, the restrictions on transferability of the Shares in the Fund and the limitations on any right to have the Shares repurchased by the Fund at the request of the Shareholder, the anticipated operations of the Fund and certain representations of the Adviser, the Shares in the Fund will not be readily tradable on a secondary market (or the substantial equivalent of such a market) and, therefore, that the Fund will not be treated as a “publicly traded partnership” taxable as a corporation.

The opinions of counsel received by the Fund are not binding on the IRS or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes (as a result of, for example, a successful challenge to the opinions by the IRS, changes in the Code or the Regulations or judicial interpretations of the Code or the Regulations, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of that income, other than in certain redemptions of Shares, would be treated as dividend income when received by the Shareholders to the extent of the current or accumulated earnings and profits of the Fund; and Shareholders would not be entitled to report profits or losses realized by the Fund. One consequence would be a significant reduction in the after-tax return to the Shareholders. The balance of the discussion below is based on the assumption that the Fund will be treated as a partnership for U.S. federal income tax purposes. Unless otherwise indicated, references in the discussion to the tax consequences of the Fund’s investments, activities, income, gain and loss include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being an investor in an Investment Fund.

As an entity taxed as a partnership, the Fund is not itself subject to U.S. federal income tax. The Fund files annual Fund information returns with the IRS that reports the results of its operations. Each

Shareholder is required to report separately on the Shareholder’s income tax return the Shareholder’s distributive share of the Fund’s net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Shareholder is taxed on the Shareholder’s distributive share of the Fund’s taxable income and gain regardless of whether the Shareholder has received or will receive a distribution from the Fund. A Shareholder may have taxable income for a taxable year for which it has incurred an economic loss with respect to the Shares in the Fund.

Funds such as the Fund with 100 or more shareholders may elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain Fund items, and the handling of Fund audits. Among the items that would be affected by the election are the calculation of long-term capital gains and the tax treatment of expenses, if any, that are treated as itemized deductions by the Shareholders. If the Fund is eligible, the Adviser may elect to have such rules and procedures apply to the Fund if it believes that they may be beneficial to a majority of the Shareholders. Once the election is made, it cannot be revoked without the consent of the IRS. No assurance can be given that, if the election is made, the anticipated benefits will be realized. In addition, the election could in some cases have an adverse effect on the Shareholders.

Allocation of Profits and Losses. Under the Declaration of Trust, the Fund’s net capital appreciation or net capital depreciation for each accounting period of the Fund is allocated among the Shareholders and to their capital accounts without regard to the amount of income or loss recognized by the Fund for U.S. federal income tax purposes. The Declaration of Trust provides that items of income, deduction, gain, loss or credit recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Shareholders pursuant to the Regulations, based upon amounts of the Fund’s net capital appreciation or net capital depreciation allocated to each Shareholder’s capital account for the current and prior fiscal years.

Under the Declaration of Trust, the Fund has the discretion to allocate specially an amount of the Fund’s capital gain (including short-term capital gain) or capital loss for U.S. federal income tax purposes to a withdrawing Shareholder to the extent that the Shareholder’s capital account exceeds or is less than, as the case may be, his, her or its U.S. federal income tax basis in his, her or its Shares, or such Shareholder’s U.S. federal income tax basis exceeds his, her or its capital account. No assurance can be given that, if the Fund makes such a special allocation, the IRS will accept the allocation. If the allocation is successfully challenged by the IRS, the Fund’s tax items allocable to the remaining Shareholders would be affected.

Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of Fund property upon distributions of Fund property to a partner and transfers of Fund Shares (including by reason of death) if a partnership election has been made under Section 754 of the Code. Under the Declaration of Trust, the Adviser, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the consent of the IRS. The effect of any such election may depend upon whether any Investment Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement an election, the Adviser currently does not intend to make an election.

The Adviser decides how to report the Fund items on the Fund’s tax returns, and all Shareholders are required under the Code to treat the items consistently on their own returns, unless they file a statement with the IRS disclosing the inconsistency. In light of the uncertainty and complexity of certain applicable U.S. tax laws, the IRS may not agree with the manner in which the Fund’s items have been reported. In the event the income tax returns of the Fund are audited by the IRS, the tax treatment of the Fund’s income and deductions generally will be determined at the Fund level in a single proceeding rather than by individual audits of the Shareholders. The Adviser is the Fund’s “Tax Matters Partner” and in

that capacity has the authority to bind certain Shareholders to settlement agreements and the right on behalf of all Shareholders to extend the statute of limitations relating to the Shareholders’ tax liabilities with respect to Fund items.

Distributions and Partial and Total Withdrawals from the Fund

In general, no gain or loss will be recognized by an Shareholder on distributions, if any, from the Fund. However, gain will be recognized by each Shareholder on the Fund’s distributions of money, to the extent that the amount of money distributed exceeds the adjusted basis of its Shares in the Fund immediately before the distribution. This gain has the same character as would gain realized by an Shareholder upon a sale or exchange of its Shares in the Fund (discussed below). Distribution of “marketable securities,” as defined in Section 731 of the Code, under certain circumstances will be treated as money for these purposes. An exception from such treatment applies to distributions from certain securities investment partnership and the Adviser will endeavor, consistent with the Fund’s overall business objections, to have the Fund qualify for such exception.

If an Shareholder receives a distribution of money or other property from the Fund and such money or other property is treated as received in exchange for the Shareholder’s interest in the “unrealized receivables” or “substantially appreciated inventory items” of the Fund (including “unrealized receivables” and “substantially appreciated inventory items” of any partnership in which the Fund invests), the Shareholder (and the Fund, under certain circumstances) could be required to recognize gain. Similarly, an Shareholder (and possibly the Fund) could be required to recognize ordinary income upon a distribution of “unrealized receivables” or “substantially appreciated inventory items” from the Fund, if such distribution is treated as received in exchange for the Shareholder’s interest in other property of the Fund. The Adviser does not expect that the Fund will own significant amounts of “unrealized receivables” or “substantially appreciated inventory items.”

As discussed above, the LLC Agreement provides that the Fund may specially allocate items of Fund capital gain (including short-term capital gain) or capital loss to a withdrawing Shareholder to the extent its liquidating distribution would otherwise exceed or be less than, as the case may be, its adjusted tax basis in its Shares. Such a special allocation or capital gain may result in the withdrawing Shareholder recognizing capital gain, which may include short-term gain, in the Shareholder’s last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the taxable year in which it receives its liquidating distribution upon withdrawal. Such a special allocation of loss may result in the withdrawing recognizing Shareholder capital loss, which may include long-term capital loss, in the Shareholders’ last taxable year in the Fund, thereby reducing the amount of short-term capital loss recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

Sale of Shares. If an Shareholder has all or any portion of its Shares repurchased, the Shareholder will be required to recognize gain or loss in the amount of the difference between the amount realized on the repurchase and the tax basis of its Shares or the portion of its Shares repurchased. Any gain or loss realized upon a repurchase of Shares will be treated as capital gain or loss unless the gain is attributable to Shares in passive foreign investment companies in which the Fund does not make an election to be taxed currently and in any controlled foreign corporation in which the Fund is treated as a “United States Shareholder,” and “unrealized receivables” or “substantially appreciated inventory items,” in which case all or a portion of the gain attributed to such items will be treated as ordinary income.

The repurchase of 50% or more of the total Shares in the Fund’s capital and profits within any 12-month period (other than withdrawals) could result in a termination of the Fund for U.S. federal income tax purposes. In that event, the Fund would be treated as having contributed all its assets to a new partnership and distributed Shares in such new partnership to the Shareholders in proportion to their

Shares in the Fund. The termination would also close the Fund’s taxable year, so that each Shareholder’s distributive share for the short year ending on the date of the Fund’s termination would be included in its taxable year during which the termination takes place. This could result in the “bunching” of the Fund’s income in an Shareholder’s individual return for its fiscal year in which the termination occurs, if the Shareholder’s fiscal year differs from that of the Fund.

The closing of the Fund’s taxable year will also occur with respect to any Shareholder who has all of its Shares redeemed.

Tax Treatment of Fund Investments

In General. The Adviser expects that the Fund and the Investment Funds will act as traders or investors, and not as dealers, with respect to their respective securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts, whereas a dealer is a person who purchases securities for resale to customers rather than for investment or speculation. As noted above, unless otherwise indicated, references in the discussion to the tax consequences of the Fund’s investments, activities, income, gain and loss include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being an investor in an Investment Fund.

Gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. The Adviser thus expects that its gains and losses from its securities transactions and the gains and losses from the Investment Funds typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. Special rules, however, apply to the characterization of capital gain realized with respect to certain regulated futures contracts, non-U.S. currency forward contracts and certain options contracts that qualify as (or qualify for treatment as) “Section 1256 Contracts,” which are described below. The application of certain rules relating to short sales, to so-called “straddle” and “wash sale” transactions and to certain non-U.S. regulated contracts and options contracts may serve to alter the manner in which the Fund’s or an Investment Fund’s holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Fund or an Investment Fund.

The Fund may acquire a Derivative position with respect to other Investment Funds, which may be treated as constructive ownership of the other Investment Fund. A constructive ownership transaction includes holding a long position under a notional principal contract or entering into a forward or futures contract with respect to certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets when the options have substantially equal strike prices and contemporaneous maturity dates. If the Fund has long-term capital gain from a “constructive ownership transaction,” the amount of the gain that may be treated as long-term capital gain by the Fund is limited to the amount that the Fund would have recognized if it had been holding the financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, an interest charge is imposed with respect to any amount recharacterized as ordinary income on the underpayment of tax for each year that the constructive ownership was open.

The Fund may realize ordinary income from dividends with respect to shares of stock and accruals of interest on debt obligations. Certain of such dividends may qualify for the 15% maximum tax rate for qualified dividend income applicable to individuals, estates and trusts. The Fund or an

Investment Fund may hold debt obligations with “original issue discount,” in which case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of those amounts may occur in a subsequent year. The Fund or Investment Fund may also acquire debt obligations with “market discount.” Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount, or its share of such market discount in the case of an obligation held by an Investment Fund, that accrued during the period the debt obligation was held by the Fund or an Investment Fund. The Fund may realize ordinary income or loss with respect to its or an Investment Fund’s investments in Funds engaged in a trade or business. Income or loss from transactions involving certain Derivatives, such as the periodic payments from swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Fund or an Investment Fund in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered “miscellaneous itemized deductions” which, for a noncorporate Shareholder, may be subject to restrictions on their deductibility.

Gain recognized by the Fund or an Investment Fund from certain “conversion transactions” will be treated as ordinary income. In such a transaction, substantially all of the taxpayer’s return is attributable to the time value of the net investment in the transaction. Included among conversion transactions specified in the Code and the Regulations are: (1) the holding of any property (whether or not actively traded) and entering into a contract to sell the property (or substantially identical property) at a price determined in accordance with the contract, but only if the property was acquired and the contract was entered into on a substantially contemporaneous basis, (2) certain straddles, (3) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain, or (4) any other transaction specified in Regulations.

Shareholders may be treated as owning positions held by the Fund, including positions held by the Fund through different investment advisory agreements or Investment Funds. Those positions, and other positions held by a Shareholder, may be treated as positions in a straddle as described below under the caption “Effect of Straddle Rules on Shareholders’ Securities Positions.”

Currency Fluctuations. To the extent that its investments are made in securities denominated in a non-U.S. currency, gain or loss realized by the Fund (directly or through an Investment Fund) frequently will be affected by the fluctuation in the value of such non-U.S. currencies relative to the value of the dollar. Gains or losses with respect to the Fund’s investments in common stock of non-U.S. issuers will generally be taxed as capital gains or losses at the time of the disposition of the stock, subject to certain exceptions specified in the Code. In particular, gains and losses of the Fund on the acquisition and disposition of non-U.S. currency (for example, the purchase of non-U.S. currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. In addition, gains or losses on disposition of debt securities denominated in a non-U.S. currency to the extent attributable to fluctuation in the value of the non-U.S. currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a non-U.S. currency and the time the Fund collects the receivables or pays the liabilities may be treated as ordinary income or ordinary loss.

The Fund or an Investment Fund may acquire non-U.S. currency forward contracts, enter into non-U.S. currency futures contracts and acquire put and call options on non-U.S. currencies. If the Fund or an Investment Fund acquires currency futures contracts or option contracts, including those that are Section 1256 Contracts, or any currency forward contracts, however, any gain or loss realized by the Fund with respect to the instruments will be ordinary, unless (1) the contract is a capital asset in the hands of the Fund or an Investment Fund and is not a part of a straddle transaction and (2) an election is made

(by the close of the day on which the transaction is entered) to treat the gain or loss attributable to the contract as capital gain or loss. If those conditions are met, gain or loss recognized on the contract will be treated as capital gain or loss; if the contract is a Section 1256 Contract, Section 1256 of the Code will govern the character of any gain or loss recognized on the contract.

Section 1256 Contracts. The Code generally applies a “mark to market” system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. A Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain options contracts. Section 1256 Contracts held by the Fund or an Investment Fund at the end of a taxable year of the Fund or an Investment Fund will be treated for U.S. federal income tax purposes as if they were sold by the Fund or an Investment Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as “marking to market”), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Fund’s obligations under the Contract), must be taken into account by the Fund in computing its taxable income for the year. If a Section 1256 Contract held by the Fund or an Investment Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on the sale will be adjusted to reflect the gain or loss previously taken into account under the mark to market rules.

Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains and losses. Gains and losses from certain non-U.S. currency transactions, however, will be treated as ordinary income and losses unless certain conditions described under “Currency Fluctuations,” above, are met. These gains and losses will be taxed under the general rules described above. If an individual taxpayer incurs a net capital loss for a year, the portion of the loss, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. A loss carried back to a year by an individual may be deducted only to the extent (1) the loss does not exceed the net gain on Section 1256 Contracts for the year and (2) the allowance of the carry back does not increase or produce a net operating loss for the year.

A “securities futures contract” is not treated as a Section 1256 Contract, except when it meets the definitions of a “dealer securities futures contract.” A “securities futures contract” is any security future as defined in Section 3(a)(55)(A) of the Securities Exchange Act of 1934, as amended, which generally provides that a securities futures contract is a contract of sale for future delivery of a single security or a narrow-based security index. The Code provides that any gain or loss from the sale or exchange of a securities futures contract (other than a “dealer securities futures contract”) is considered as gain or loss from the sale or exchange of property that has the same character as the property to which the contract relates. As a result, if the underlying security would be a capital asset in the taxpayer’s hands, then gain or loss on the securities futures contract would be capital gain or loss. In general, capital gain or loss from the sale or exchange of a securities futures contract to sell property (that is, the short side of such a contract) will be treated as short-term capital gain or loss.

Any “dealer securities futures contract” is treated as a Section 1256 Contract. A “dealer securities futures contract” is a securities futures contract, or an option to enter into such a contract, that (1) is entered into by a dealer (or, in the case of an option, is purchased or granted by the dealer) in the normal course of its trade or business activity of dealing in the contracts and (2) is traded on a qualified board of trade or exchange.

Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are Section 1256 Contracts. Under certain Temporary Regulations, the Fund (and any

Investment Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily marking to market of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations’ mixed straddle account rules is not entirely clear, so no assurance can be given that a mixed straddle account election by the Fund or the Investment Fund will be accepted by the IRS.

Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s or an Investment Fund’s hands. Except with respect to certain situations in which the property used to close a short sale has a long term holding period on the date on which the short sale is entered into, gains on short sales generally will be short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund or an Investment Fund for more than one year. Certain Regulations may suspend the running of the holding period of “substantially identical property” held by the Fund or an Investment Fund.

Gain or loss on a short sale will generally not be realized until the time at which the short sale is closed. If the Fund or an Investment Fund holds a short sale position with respect to stock, certain debt obligations or Fund Shares that have appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, however, the Fund or an Investment Fund generally will recognize gain on the date it acquires the property as if the short sale was closed on that date with the property. If the Fund or an Investment Fund holds an appreciated financial position with respect to stock, certain debt obligations, or Fund Shares and then enters into a short sale with respect to the same or substantially identical property, the Fund or an Investment Fund generally will recognize gain as if the appreciated financial position was sold at its fair market value on the date the Fund or an Investment Fund enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if the position was acquired on the date of the constructive sale.

Effect of Straddle Rules on Shareholders’ Securities Positions. The IRS may treat certain positions in securities held, directly or indirectly, by a Shareholder and his, her or its indirect Share in similar securities held by the Fund or an Investment Fund as “straddles” for U.S. federal income tax purposes. The application of the “straddle” rules in such a case could affect a Shareholder’s holding period for the securities involved and may defer the recognition of losses with respect to the securities. The Fund will not generally be in a position to furnish to Shareholders information regarding the securities positions of Investment Funds that would permit a Shareholder to determine whether his, her or its positions in securities also held by Investment Funds should be treated as offsetting positions for purposes of the straddle rules.

Limitation on Deductibility of Interest and Short Sale Expenses. The Code limits the ability of noncorporate taxpayers to deduct “investment interest,” which is interest on indebtedness and any amount allowable as a deduction in connection with property used in a short sale, that is properly allocable to property held for investment. Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer’s “net investment income,” consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses treated as interest). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on the amount at ordinary income tax rates.

The Fund’s or an Investment Fund’s activities will be treated as giving rise to investment income for a Shareholder, and the investment interest limitation would apply to a noncorporate Shareholder’s share of the interest and short sale expenses attributable to the Fund’s operation. In such case, a noncorporate Shareholder would be denied a deduction for all or part of that portion of his, her or its distributive share of the Fund’s ordinary losses attributable to interest and short sale expenses unless he, she or it had sufficient investment income from all sources including the Fund. A Shareholder that could not deduct interest or short sale expenses currently as a result of the application of the provisions described above would be entitled to carry forward such expenses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Shareholder on money borrowed to finance his, her or its investment in the Fund. Potential investors should consult their own tax advisors with respect to the application of the investment Share limitation to their particular tax situations.

Deductibility of Fund Investment Expenditures by Noncorporate Shareholders. Investment expenses including, for example, investment advisory fees of an individual, trust or estate are generally deductible only to the extent they exceed 2% of adjusted gross income. In addition, the Code restricts the ability of an individual with an adjusted gross income in excess of a specified amount to deduct these investment expenses. Under the Code, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent the excess expenses (along with certain other itemized deductions) exceed the lesser of (1) 3% of the excess of the individual’s adjusted gross income over the specified amount; or (2) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, these investment expenses are miscellaneous itemized deductions that are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

Under certain Temporary Regulations, the limitations on deductibility should not apply to a noncorporate Shareholder’s share of the trade or business expenses of the Fund. These limitations will apply, however, to a noncorporate Shareholder’s share of the investment expenses of the Fund (including the fee payable to the Adviser, and any fee payable to an Investment Manager, to the extent these expenses are allocable to an Investment Fund that is not in a trade or business within the meaning of the Code or to the investment activity of the Fund). The Fund intends to treat its expenses attributable to an Investment Fund that it determines is engaged in a trade or business within the meaning of the Code or to the trading activity of the Fund as not being subject to these limitations, although no assurance can be given that the IRS will agree with the treatment.

The consequences of the Code’s limitations on the deductibility of investment expenditures will vary depending upon the particular tax situation of each taxpayer. For that reason, noncorporate Shareholders should consult their tax advisors with respect to the application of these limitations to their situation.

Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a “passive activity” against certain income that is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Under certain Temporary Regulations, income or loss from the Fund’s securities investment and trading activity generally will not constitute income or loss from a passive activity. Passive losses from other sources generally could not be deducted against a non-managing Shareholder’s share of such income and gain from the Fund. Income or loss attributable to the Fund’s investment in a Fund engaged in a non-securities trade or business may, however, constitute passive activity income or loss.

“Phantom Income” from Fund Investments. Under various “anti-deferral” provisions of the Code (the “passive foreign investment company,” “controlled foreign corporation” and “foreign personal holding company” provisions), investments, if any, by the Fund in certain foreign corporations may cause a Shareholder to (1) recognize taxable income prior to the Fund’s receipt of distributable proceeds, (2) pay an interest charge on receipts that are deemed as having been deferred, or (3) recognize ordinary income that, but for the “anti-deferral” provisions, would have been treated as capital gain.

Non-U.S. Taxes

Certain dividends and interest directly or indirectly received by the Fund from sources outside the U.S. may be subject to non-U.S. withholding taxes. In addition, the Fund or an Investment Fund may be subject to non-U.S. capital gains taxes to the extent they purchase and sell securities of non-U.S. issuers. Tax treaties between certain countries and the United States may reduce or eliminate such non-U.S. taxes. The Fund cannot predict in advance the rate of non-U.S. tax it will directly or indirectly pay, as the amount of the Fund’s assets to be invested in various countries is not known at this time.

The Shareholders will be informed by the Fund as to their proportionate share of the non-U.S. taxes paid by the Fund or an Investment Fund that they will be required to include in their income. The Shareholders generally will be entitled to claim either a credit (subject to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their U.S. federal income taxes. A tax-exempt Shareholder will not ordinarily benefit from such credit or deduction.

Unrelated Business Taxable Income

An organization that is exempt from U.S. federal income tax is generally not subject to such tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a Fund in which it is a partner. This type of income is exempt, subject to the discussion of “unrelated debt financed income” below, even if it is realized from securities trading activity that constitutes a trade or business.

This general exemption available to an exempt organization from U.S. federal income tax does not apply to the “unrelated business taxable income” (“UBTI”) of such an organization. Except as noted above with respect to certain categories of exempt trading activity, UBTI generally includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization’s exempt purpose or function.

UBTI includes not only trade or business income or gain as described above, but also “unrelated debt-financed income.” This latter type of income generally consists of (1) income derived by an exempt organization (directly or through a Fund) from income-producing property with respect to which there is “acquisition indebtedness” at any time during the taxable year; and (2) gains derived by an exempt organization (directly or through a Fund) from the disposition of property with respect to which there is acquisition indebtedness at any time during the twelve-month period ending with the date of the disposition.

The Fund may incur “acquisition indebtedness” with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the IRS that indicates that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving “acquisition indebtedness” and not resulting in UBTI. Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI. To the extent the Fund recognizes income in the form of dividends and interest from securities with respect to which there is “acquisition indebtedness” during a taxable year, the percentage of the income that will be treated as UBTI generally will be equal to the amount of the income times a fraction, the numerator of which is the “average acquisition indebtedness” incurred with respect to the securities, and the denominator of which is the “average amount of the adjusted basis” of the securities during the taxable year.

To the extent the Fund recognizes gain from securities with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of their disposition, the portion of the gain that will be treated as UBTI will be equal to the amount of the gain times a fraction, the numerator of which is the highest amount of the “acquisition indebtedness” with respect to the securities, and the denominator of which is the “average amount of the adjusted basis” of the securities during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund’s debt-financed property will be taken into account. In making such a determination, for instance, a portion of losses from debt-financed securities (determined in the manner described above for evaluating the portion of any gain that would be treated as UBTI) would offset gains treated as UBTI.

The calculation of the Fund’s “unrelated debt-financed income” will be complex and will depend on the amount of leverage used by the Fund from time to time, the amount of leverage used by Investment Funds, and other UBTI generated by those Funds. As a result of this complexity, the Fund cannot predict the percentage of its income and gains that will be treated as UBTI for a Shareholder that is an exempt organization. An exempt organization’s share of the income or gains of the Fund that is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless the losses are treated as attributable to an unrelated trade or business (such as, for example, losses from securities for which acquisition indebtedness is incurred), among other things.

To the extent that the Fund generates UBTI, the applicable U.S. federal tax rate for an exempt Shareholder generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt Shareholder. An exempt organization may be required to support, to the satisfaction of the IRS, the method used to calculate its UBTI. The Fund will report to a Shareholder that is an exempt organization information as to the portion of its income and gains from the Fund for each year that will be treated as UBTI. The calculation of UBTI with respect to transactions entered into by the Fund is highly complex, and for that reason, no assurance can be given that the Fund’s calculation of UBTI will be accepted by the IRS.

In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund’s income and gains that is not treated as UBTI will continue to be exempt from tax, as will the organization’s income and gains from other investments that are not treated as UBTI. The possibility of realizing UBTI from its investment in the Fund generally should not, as a result, affect the tax-exempt status of an exempt organization. However, a charitable remainder trust will not be exempt from U.S. federal income tax under the Code for any year in which it has UBTI. In view of the potential for UBTI, the Fund is not likely to be a suitable investment for a charitable remainder trust. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax advisor with respect to the tax consequences of receiving UBTI from the Fund.

Certain Matters Relating to Specific Exempt Organizations

Private Foundations. Private foundations and their managers are subject to U.S. federal excise taxes if they invest “any amount in such a manner as to jeopardize the carrying out of any of the foundation’s exempt purposes.” This rule requires a foundation manager, in making an investment, to exercise “ordinary business care and prudence” under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation’s portfolio.

Tax-exempt organizations that are private foundations, with certain exceptions, are subject to a 2% U.S. federal excise tax on their “net investment income.” The rate of the excise tax for any taxable year may be reduced to 1% if a private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax. To avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its “distributable amount,” which includes, among other things, the private foundation’s “minimum investment return,” defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation’s exempt purposes), over certain indebtedness incurred by the foundation in connection with those assets. A private foundation’s investment in the Fund would most likely be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could cause cash flow problems for a prospective Shareholder that is a private foundation; as such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its Shares. This requirement would, however, be less burdensome to a private foundation to the extent that the value of its interest is not significant in relation to the value of other assets it holds.

In some instances, an investment in the Fund by a private foundation may be prohibited by the “excess business holdings” provisions of the Code. If a private foundation (either directly or together with a “disqualified person”), for example, acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have “excess business holdings.” In such a case, the foundation may be required to divest itself of its Shares in the Fund in order to avoid the imposition of an excise tax. The excise tax will not apply, however, if at least 95% of the gross income from the Fund is “passive” within the applicable provisions of the Code and the Regulations. The Adviser believes that the Fund will likely meet the 95% gross income test, although the Adviser can give no absolute assurance with respect to the matter.

Qualified Retirement Plans. Employee benefit plans subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), individual retirement accounts (“IRAs”) and Keogh plans should consult their counsel as to the U.S. tax implications of investing in the Fund.

New Tax Shelter Disclosure Regulations

Recently issued Regulations and revenue procedures set forth the circumstances under which certain transactions must be disclosed in a disclosure statement attached to a taxpayer’s U.S. federal income tax return (a copy of such statement must also be sent to the IRS Office of Tax Shelter Analysis). In addition, these Regulations impose a requirement on certain “material advisors” to maintain a list of persons participating in such transactions, which list must be furnished to the IRS upon written request. These Regulations can apply in situations not conventionally considered to involve “tax shelters.” Consequently, it is possible that such disclosure could be required by any or all of the Fund, an Investment Fund or the Shareholders (1) if the Fund or an Investment Fund incurs a foreign currency loss on certain foreign currency transactions or a loss with respect to a position that formed part of a straddle (in each case, in excess of a certain monetary threshold and computed without regard to offsetting gains or other income) or (2) if a Shareholder or the Fund incurs a loss upon a disposition of, or withdrawal from, the Fund or an Investment Fund, respectively, in each case in excess of a certain monetary threshold, or (3) in the event that the Fund’s or an Investment Fund’s activities result in certain book/tax differences or (4) possibly in other circumstances. Furthermore, the Fund’s material advisers could be required to maintain a list of persons investing in the Fund pursuant to these Regulations and the IRS could inspect such list upon request.

Certain State and Local Taxation Matters

Prospective investors should consider, in addition to the U.S. federal income tax consequences described, potential state and local tax considerations in investing in the Fund. The Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction. No assurance can be given, however, that the Fund will be able to achieve this goal.

State and local laws often differ from U.S. federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Shareholder’s distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which the Shareholder is a resident. A Fund in which the Fund acquires an interest may conduct business in a jurisdiction that will subject to tax a Shareholder’s share of the Fund’s income from that business. A prospective Shareholder should consult his, her or its tax advisor with respect to the availability of a credit for such tax in the jurisdiction in which the Shareholder is a resident.

Special Shareholder

Morgan Stanley Alternative Investment Partners LP serves as the Special Shareholder of the Fund. The Special Shareholder shall make such contributions to the capital of the Fund from time to time in an amount sufficient for the Fund to be treated as a partnership for U.S. federal income tax purposes. The Special Shareholder may be removed by the vote or written consent of Shareholders holding not less than a majority of the total number of votes eligible to be cast by all Shareholders not affiliated with the Special Shareholder.

ERISA AND CERTAIN OTHER CONSIDERATIONS

The Fund is not designed for tax-exempt or tax-deferred investors. Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to ERISA (an “ERISA Plan”), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, regulations of the U.S. Department of Labor (the “DOL”) provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Tax Aspects—Unrelated Business Taxable Income” and “—Certain Issues Pertaining to Specific Exempt Organizations”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the 1940 Act, the Fund will be proceeding on the basis that its underlying assets should not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules.

A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan’s investments, are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and the Code, as applicable.

Certain prospective Benefit Plan Shareholders may currently maintain relationships with the Adviser or their affiliates. Each of such persons may be deemed to be a fiduciary of or other party in interest or disqualified person of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA Plan and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA Plan or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Benefit Plan Shareholders should consult with their own counsel and other advisors to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code or is otherwise inappropriate. Fiduciaries of ERISA or Benefit Plan Shareholders will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

Employee benefit plans which are not subject to ERISA may be subject to other rules governing such plans. Fiduciaries of non-ERISA Plans, whether or not subject to Section 4975 of the Code should consult with their own counsel and other advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Shareholders should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

BROKERAGE

Each Investment Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Investment Fund it manages. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Adviser expects that each Investment Manager will generally select brokers and dealers to effect transactions on behalf of its Investment Fund substantially as described below, although the Adviser can give no assurance that an Investment Manager will adhere to, and comply with, the described practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of an Investment Fund, an Investment Manager will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Subject to appropriate disclosure, however, Investment Managers of Investment Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Investment Manager rather than its Investment Fund. The Adviser may consider the broker selection process employed by an Investment Manager as a factor in determining whether to invest in its Investment Fund. Each Investment Manager generally will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.

Consistent with seeking best price and execution, an Investment Manager may place brokerage orders with brokers (including affiliates of the Adviser) that may provide the Investment Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of an Investment Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Investment Manager or its affiliates in providing services to clients other than an Investment Fund. In addition, not all of the supplemental information is used by the Investment Manager in connection with an Investment Fund in which the Fund invests. Conversely, the information provided to the Investment Manager by brokers and dealers through which other clients of the Investment Manager and its affiliates effect securities transactions may be useful to the Investment Manager in providing services to an Investment Fund. In accordance with provisions of the 1940 Act, an affiliate of the Adviser may effect brokerage transactions for an Investment Fund.

ADMINISTRATOR

The Fund has retained the Administrator, State Street Bank and Trust Company whose principal business address is 225 Franklin Street, Boston, Massachusetts 02110, to provide certain administrative and investor services to the Fund. Under the terms of an administration agreement between the Fund and the Administrator (the “Administration Agreement”), the Administrator is responsible, directly or through its agents, for, among other things: (1) maintaining a list of Shareholders and generally performing all actions related to the issuance, repurchase and transfer of Shares, if any; (2) accepting payment for the Shares; (3) computing and disseminating the net asset value of the Fund in accordance with the Fund Agreement; (4) preparing for review the annual financial statements of the Fund, as well as monthly or quarterly reports regarding the Fund’s performance and net asset value; and (5) performing additional services, as agreed upon, necessary in connection with the administration of the Fund. The Administrator may retain third parties, including its affiliates or those of the Adviser, to perform some or all of these services. The Administration Agreement may be terminated at any time by either of the parties upon not less than 60 days’ written notice.

The Administrator is paid a monthly Administrative Fee of 0.005% (0.06% on an annualized basis) (with an annual minimum of $198,000). The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund. The Administrative Fee may be renegotiated from time to time between the parties. The Administration Agreement may be terminated at any time by either of the parties upon not less than 60 days’ written notice.

The Administration Agreement provides that the Administrator, subject to certain limitations, will not be liable to the Fund or to Shareholders for any and all liabilities or expenses except those arising out of the fraud, gross negligence or willful default or misconduct of the Administrator or its agents. In addition, under the Administration Agreement, the Fund has agreed to indemnify the Administrator from and against any and all liabilities and expenses whatsoever out of the Administrator’s actions under the Administration Agreement, other than liability and expense arising out of the Administrator’s fraud, gross negligence or willful default or misconduct.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company also serves as the Custodian of the assets of the Fund and may maintain custody of such assets with U.S. subcustodians and foreign custody managers (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board of Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custody manager in a securities depository, clearing agency or omnibus customer account. The Custodian’s principal business address is 225 Franklin Street, Boston, Massachusetts 02110.

Boston Financial Data Services, Inc. (“Boston Financial”) serves as Transfer Agent with respect to maintaining the registry of the Fund’s Shareholders and processing matters relating to subscriptions for Shares. Boston Financial’s principal business address is                     .

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Ernst & Young LLP serves as the independent registered public accounting firm of the Fund. Its principal business address is 5 Times Square, New York, NY 10036.

Clifford Chance US LLP, New York, New York, acts as legal counsel to the Fund. Its principal business address is 31 West 52nd Street, New York, NY 10019.

CONTROL PERSONS

Before commencement of the Fund’s operations, the Adviser intends to invest approximately $100,000 in the Fund in order to provide the Fund initial capital and for investment purposes. Interests of the Fund held by the Adviser may constitute more than 25% of outstanding Shares when the Fund’s operations commence, depending on the aggregate investments made in the Fund by other persons upon the closing of its initial offering of Shares. By virtue of its ownership of more the than 25% of the outstanding Shares, the Adviser may be deemed to control the Fund and may be in a position to control the outcome of voting on matters as to which Shareholders are entitled to vote. It is anticipated that the Adviser will no longer control the Fund as of immediately after completion of the initial offering of the Fund’s Shares. The Adviser is a Delaware limited partnership and maintains its principal office at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881.

The persons named above are the only persons owning of record or beneficially 5% or more of the outstanding Shares of the Fund.

Reports to Shareholders

The Fund will furnish to its Shareholders as soon as practicable after the end of each taxable year such information as is necessary for such Shareholders to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to its Shareholders a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment Company Act. Quarterly reports from the Adviser regarding the Fund’s operations during such period also will be sent to the Fund’s Shareholders.

Fiscal Year

For accounting purposes, the fiscal year of the Fund is the 12-month period ending on December 31st. The 12-month period ending December 31 of each year will be the taxable year of the Fund unless otherwise determined by the Fund.

FINANCIAL STATEMENTS

[To Be Provided]

PART C - OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements: Not Applicable.

(2)	Exhibits:

(a)(1)	Certificate of Trust.*
(a)(2)	Agreement and Declaration of Trust.*
(b)	Not Applicable.
(c)	Not Applicable.
(d)	Not Applicable.
(e)	Not Applicable.
(f)	Not Applicable.
(g)	Form of Investment Advisory Agreement.**
(h)	Form of Distribution Agreement.**
(i)	Not Applicable.
(j)	Form of Custodian Agreement.**
(k)	Form of Shareholder Services Agreement.**
(l)	Opinion and Consent of Clifford Chance US LLP.**
(m)	Not Applicable.
(n)(1)	Opinion and Consent of Clifford Chance US LLP on tax matters.**
(n)(2)	Consent of Independent Registered Public Accounting Firm.**
(o)	Not Applicable.
(p)	Not Applicable.
(q)	Not Applicable.
(r)(1)	Code of Ethics of the Fund.**
(r)(2)	Code of Ethics of the Investment Adviser.**
(s)	Powers of Attorney.*

*	Previously filed as an exhibit to the Registrant’s Registration Statement on Form N-2, filed with the Securities and Exchange Commission on May 16, 2005.
**	To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

Not Applicable.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees	$
Printing	$
Accounting fees and expenses	$
Legal fees and expenses	$
Miscellaneous	$
Total	$

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

No person is directly or indirectly under common control with Registrant, except that the Registrant may be deemed to be controlled by Morgan Stanley AIP GP LP (the “Adviser”), the investment adviser to the Registrant. The Adviser was formed under the laws of the State of Delaware on November 10, 2000. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-60699).

ITEM 29 NUMBER OF HOLDERS OF SECURITIES

Title of Class: Shares of Beneficial Ownership. Number of Record Holders: 0.

ITEM 30. INDEMNIFICATION

Reference is made to Article 5.2 of Registrant’s Agreement and Declaration of Trust filed as Exhibit 2(a)(2) to this Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Investment Adviser, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by the Investment Adviser, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by the Investment Adviser, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Registrant hereby undertakes that it will apply the indemnification provisions of the Agreement and Declaration of Trust in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect. Registrant, in conjunction with the Adviser and Registrant’s Board of Trustees, maintains insurance on behalf of any person who is or was an Independent Trustee, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which Registrant itself is not permitted to indemnify.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Investment Adviser, and each managing director, executive officer or partner of the Investment Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in Registrant’s Prospectus in the section entitled “Management of the Fund” and to the section of the Statement of Additional Information captioned “Management of the Fund.” The information required by this Item 31 with respect to each director, officer or partner of the Investment Adviser is incorporated by reference to Form ADV with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-60699).”

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

The Administrator maintains certain required accounting related and financial books and records of Registrant at 225 Franklin Street, Boston, Massachusetts 02110. The other required books and records are maintained by the General Partner at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881.

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. UNDERTAKINGS

(1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable

(3) Not applicable

(4) The Registrant hereby undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted form the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 20th day of December, 2005.

ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND

/s/ Ronald E. Robison
By:	Ronald E. Robison
Title:	President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures		Title	Date
(1)	Principal Executive Officer	President and Principal Executive Officer

By:	/s/ Ronald E. Robison Ronald E. Robison		December 20, 2005

(2)	Principal Financial Officer	Treasurer and Chief Financial Officer

/s James Garrett James Garrett			December 20, 2005

(3)	Majority of the Trustees

Signatures		Title	Date
Independent Trustees Michael Bozic Edwin J. Garn Wayne E. Hedien Dr. Manuel H. Johnson Joseph J. Kearns Michael E. Nugent Fergus Reid

By:	/s/ Carl Frischling Carl Frischling Attorney-In-Fact for the Independent Trustees		December 20, 2005

Management Trustees Charles A. Fiumefreddo (Chairman) James F. Higgins

By:	/s/ Barry Fink Barry Fink Attorney-In-Fact for the Management Trustees		December 20, 2005